SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                 DATE OF REPORT
                        ---------------------------------
                        (Date of earliest event reported)
                                 AUGUST 14 1998

                                   HUBCO, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                   NEW JERSEY
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                 0-10699                                 22-2405746
        ------------------------              ---------------------------------
        (Commission File Number)              (IRS Employer Identification No.)

              1000 MACARTHUR BOULEVARD, MAHWAH, NEW JERSEY  07430
              ---------------------------------------------------
                   (Address of Principal Executive Offices)

                                (201) 236-2600
                         -------------------------------
                         (Registrant's Telephone Number)

Item 5 - Other Events

     As reported by HUBCO, Inc. ("HUBCO") on previous Form 8-Ks (as amended), HUBCO acquired IBS Financial ("IBS") on August 14, 1998, Community Financial Holding Corporation ("CFHC") on August 14, 1998, and Dime Financial ("DFC") on August 21, 1998 (the "MERGERS"). The Mergers were accounted for as a "pooling of interests" under generally accepted accounting principles.

     The following consolidated financial statements of HUBCO restating HUBCO's historical consolidated financial statements as of and for the three years ended December 31, 1997 to reflect the Mergers and the acquisition of The Bank of Southington, which closed January 8, 1998, Poughkeepsie Financial Corp., which closed on April 24, 1998 and MSB Bancorp, Inc. which closed on May 29, 1998, all of which were accounted for as a pooling of interests and are incorporated herein by reference to Exhibit 99.1 and 99.2 filed herewith.

     1. Consolidated Financial Statements for June 30, 1998 and 1997
(unaudited).

     2. Notes to the Consolidated Financial Statements for June 30, 1998 and 1997 (unaudited).

     3. Management's Discussion and Analysis for the three years ended December 31, 1997, 1996 and 1995.

     4. Consolidated Balance Sheets as of December 31, 1997 and 1996.

     5. Consolidated Statements of Income for the three years ended December 31, 1997, 1996 and 1995.

     6. Consolidated Statements of Changes in Stockholders' Equity for the three years ended December 31, 1997, 1996 and 1995.

     7. Consolidated Statements of Cash Flows for the three years ended December 31, 1997, 1996 and 1995.

     8. Notes to the Consolidated Financial Statements as of December 31, 1997 and 1996 and for the three years ended December 31, 1997, 1996, and 1995.

     The report of Arthur Andersen LLP, independent accountants, on the consolidated financial statements of HUBCO as of December 31, 1997 and 1996 and for the three years ended December 31, 1997 is filed herewith as part of Exhibit 99.2.

Item 7 - Exhibits

Exhibit 99.1 Consolidated Financial Statements of HUBCO, Inc. for June 30, 1998 and 1997 (unaudited).

Exhibit 99.2 Consolidated Financial Statements of HUBCO, Inc. as of December 31, 1997 and 1996 and for the three years ended December 31, 1997, 1996, and 1995.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          HUBCO, INC.


Dated: September 30, 1998                By: /s/ JOSEPH F. HURLEY
                                             ----------------------------------
                                                 Joseph F. Hurley


HUBCO, Inc. and Subsidiaries
-----------------------------------------------------------------------------------------------------------------
CONSOLIDATED BALANCE SHEETS (Unaudited)
                                                                                         JUNE 30,    DECEMBER 31,
(in thousands, except share data)                                                          1998         1997
=================================================================================================================
ASSETS
Cash and due from banks                                                               $   234,176    $   240,229
Federal funds sold                                                                        115,801        277,930
                                                                                      -----------    -----------
                                                 TOTAL CASH AND CASH EQUIVALENTS          349,977        518,159
Securities available for sale, at market value                                          1,943,323      1,499,306

Securities held to maturity, at cost (market value of $927,217 and $772,740 for
    1998 and 1997, respectively)
                                                                                          919,356        764,831
Loans:
     Real estate mortgage                                                               2,495,241      2,519,529
     Commercial and financial                                                             615,607        640,930
     Consumer credit                                                                      333,723        348,555
     Credit card                                                                           78,946         91,047
                                                                                      -----------    -----------
                                                                     TOTAL LOANS        3,523,517      3,600,061
     Less: Allowance for possible loan losses                                             (66,396)       (65,858)
                                                                                      -----------    -----------
                                                                       NET LOANS        3,457,121      3,534,203
Premises and equipment, net                                                                86,001         82,511
Other real estate owned                                                                     9,708         11,483
Intangibles, net of amortization                                                           82,504         55,573
Other assets                                                                              168,934        140,074
                                                                                      -----------    -----------
                                                                    TOTAL ASSETS      $ 7,016,924    $ 6,606,140
                                                                                      ===========    ===========
LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits:
     Noninterest bearing                                                              $   861,575    $   831,579
     Interest bearing                                                                   4,578,020      4,421,377
                                                                                      -----------    -----------
                                                                  TOTAL DEPOSITS        5,439,595      5,252,956
Short-term borrowings                                                                     812,142        626,405
Other liabilities                                                                          86,308         69,678
                                                                                      -----------    -----------
                                                               TOTAL LIABILITIES        6,338,045      5,949,039
Subordinated debt                                                                         100,000        100,000
Company-obligated mandatorily redeemable preferred series B capital securities of a subsidiary trust holding solely junior subordinated debentures of the
    company                                                                               100,000         50,000
                                                                                      -----------    -----------
Commitments and contingencies
Stockholders' Equity:
  Convertible Preferred stock - Series B, no par value;
     authorized 10,300,000 shares; 500 shares issued and outstanding
     in 1998; 1,250 shares issued and outstanding in 1997                                      50            125
  Common stock, no par value; authorized 53,045,000 shares;
     42,583,566 shares issued and 40,845,144 shares outstanding in
     1998; and 42,607,964 shares issued and 41,602,118 shares
     outstanding in 1997                                                                   73,508         73,551
  Additional paid-in capital                                                              286,565        291,916
  Retained earnings                                                                       170,169        164,612
  Treasury stock, at cost 1,738,422 shares in 1998
     and 1,005,844 shares in 1997                                                         (47,648)       (19,133)
  Employee stock awards and unallocated shares
     held by ESOP, at cost                                                                 (8,464)        (9,609)
  Unrealized gain on securities available
     for sale, net of income taxes                                                          4,699          5,639
                                                                                      -----------    -----------
                                                      TOTAL STOCKHOLDERS' EQUITY          478,879        507,101
                                                                                      -----------    -----------
                                      TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY      $ 7,016,924    $ 6,606,140
                                                                                      ===========    ===========
See notes to consolidated financial statements.


HUBCO,Inc. and Subsidiaries
----------------------------------------------------------------------------------------
CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

For the Three-Months Ended June  30,
(in thousands, except share data)                                     1998        1997
========================================================================================
INTEREST AND FEE INCOME:
Loans                                                               $ 75,257    $ 77,199
Securities                                                            41,289      41,075
Other                                                                  1,849       1,219
                                                                   ---------    --------
                               TOTAL INTEREST AND FEE INCOME         118,395     119,493
                                                                   ---------    --------
INTEREST EXPENSE:
Deposits                                                              41,227      43,518
Short-term borrowings                                                  9,978       7,882
Subordinated and other debt                                            3,327       3,183
                                                                   ---------    --------
                                      TOTAL INTEREST EXPENSE          54,532      54,583
                                                                   ---------    --------
                                         NET INTEREST INCOME          63,863      64,910
PROVISION FOR POSSIBLE LOAN LOSSES                                     2,821       2,496
                                                                   ---------    --------
                         NET INTEREST INCOME AFTER PROVISION
                                    FOR POSSIBLE LOAN LOSSES          61,042      62,414
                                                                   ---------    --------
NONINTEREST INCOME:
Trust department income                                                  865         955
Service charges on deposit accounts                                    5,298       5,692
Securities gains                                                         784       1,867
Shoppers Charge fee income                                             3,291       2,033
Other income                                                           4,843       2,125
                                                                   ---------    --------
                                    TOTAL NONINTEREST INCOME          15,081      12,672
                                                                   ---------    --------
NONINTEREST EXPENSE:
Salaries                                                              14,409      16,507
Pension and other employee benefits                                    5,343       4,691
Occupancy expense                                                      4,250       3,930
Equipment expense                                                      2,637       2,753
Deposit and other insurance                                              437         907
Outside services                                                       6,520       6,723
Other real estate owned expense                                          559         717
Amortization of intangibles                                            2,413       2,276
Merger related and restructuring costs                                25,217          35
Other expense                                                          5,367       6,016
                                                                   ---------    --------
                                   TOTAL NONINTEREST EXPENSE          67,152      44,555
                                                                   ---------    --------
                                  INCOME BEFORE INCOME TAXES           8,971      30,531
PROVISION FOR INCOME TAXES                                             4,421      12,259
                                                                   ---------    --------
                                                  NET INCOME       $   4,550    $ 18,272
                                                                   =========    ========
NET INCOME PER SHARE:
Basic                                                                 $ 0.11      $ 0.44
Diluted                                                               $ 0.11      $ 0.42

WEIGHTED AVERAGE SHARES OUTSTANDING:
Basic                                                                 40,963      41,387
Diluted                                                               42,271      43,747

See notes to consolidated financial statements.


HUBCO, Inc. and Subsidiaries
----------------------------------------------------------------------------------------
CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

For the Six-Months Ended June 30,
 (in thousands, except share data)                                   1998         1997
========================================================================================
INTEREST AND FEE INCOME:
Loans                                                              $151,565     $152,452
Securities                                                           77,795       80,720
Other                                                                 4,017        2,131
                                                                   --------     --------
                               TOTAL INTEREST AND FEE INCOME        233,377      235,303
                                                                   --------     --------
INTEREST EXPENSE:
Deposits                                                             84,470       87,244
Short-term borrowings                                                15,977       14,692
Subordinated and other debt                                           6,527        6,021
                                                                   --------     --------
                                      TOTAL INTEREST EXPENSE        106,974      107,957
                                                                   --------     --------
                                         NET INTEREST INCOME        126,403      127,346
PROVISION FOR POSSIBLE LOAN LOSSES                                    9,099        4,964
                                                                   --------     --------
                         NET INTEREST INCOME AFTER PROVISION
                                    FOR POSSIBLE LOAN LOSSES        117,304      122,382
                                                                   --------     --------
NONINTEREST INCOME:
Trust department income                                               1,729        1,547
Service charges on deposit accounts                                  10,536       11,257
Securities gains                                                      3,171        3,166
Shoppers Charge fee income                                            5,562        3,362
Other income                                                          7,963        4,864
                                                                   --------     --------
                                    TOTAL NONINTEREST INCOME         28,961       24,196
                                                                   --------     --------
NONINTEREST EXPENSE:
Salaries                                                             29,870       31,256
Pension and other employee benefits                                  11,418       10,826
Occupancy expense                                                     8,346        8,024
Equipment expense                                                     5,454        5,262
Deposit and other insurance                                           1,214        1,712
Outside services                                                     13,302       12,849
Other real estate owned expense                                       1,224        1,620
Amortization of intangibles                                           4,834        4,551
Merger related and restructuring costs                               27,847          121
Other expense                                                        10,495       11,466
                                                                   --------     --------
                                   TOTAL NONINTEREST EXPENSE        114,004       87,687
                                                                   --------     --------
                                  INCOME BEFORE INCOME TAXES         32,261       58,891
PROVISION FOR INCOME TAXES                                           12,777       23,328
                                                                   --------     --------
                                                  NET INCOME       $ 19,484     $ 35,563
                                                                   ========     ========
NET INCOME PER SHARE:
Basic                                                              $   0.47     $   0.85
Diluted                                                            $   0.46     $   0.81

WEIGHTED AVERAGE SHARES OUTSTANDING:
Basic                                                                41,066      41,542
Diluted                                                              42,393      44,023

See notes to consolidated financial statements.


HUBCO, Inc. and Subsidiaries
--------------------------------------------------------------------------------------
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (Unaudited)

                                                                  THREE MONTHS ENDED
                                                                ----------------------
                                                                        JUNE 30,
                                                                ----------------------
(In thousands)                                                    1998          1997
--------------------------------------------------------------------------------------
                                                  NET INCOME    $  4,550      $ 18,272
                                                                ========      ========
OTHER COMPREHENSIVE INCOME, NET OF TAX:
Unrealized holding gains arising during period                  $  1,166      $  9,459
Less: reclassification adjustment for gains included in net
    income                                                          (482)       (1,117)
                                                                --------      --------
Other comprehensive income                                           684         8,342
                                                                --------      --------
                                        COMPREHENSIVE INCOME    $  5,234      $ 26,614
                                                                ========      ========

                                                                   SIX MONTHS ENDED
                                                                ----------------------
                                                                       JUNE 30,
                                                                ----------------------
(In thousands)                                                    1998          1997
--------------------------------------------------------------------------------------
                                                  NET INCOME    $ 19,484      $ 35,563
                                                                ========      ========
OTHER COMPREHENSIVE INCOME, NET OF TAX:
Unrealized holding gains arising during period                  $    975      $  1,914
Less: reclassification adjustment for gains included in net
    income                                                        (1,915)       (1,912)
                                                                --------      --------
Other comprehensive income/(loss)                                   (940)            2
                                                                --------      --------
                                        COMPREHENSIVE INCOME    $ 18,544      $ 35,565
                                                                ========      ========

HUBCO, INC. and Subsidiaries
-----------------------------------------------------------------------------------
CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY (Unaudited)
(in thousands)
                                       Convertible
                                     Preferred Stock     Common Stock
                                   -------------------------------------
                                    Shares   Amount    Shares     Amount
-----------------------------------------------------------------------------
Balance at December 31, 1996        39,600  $ 3,960  40,994,058  $72,887
=============================================================================
Net income                             -        -           -        -
Cash dividends paid:
   Common                              -        -           -        -
   Preferred                           -        -           -        -
3% stock dividend                      -        -       321,046      571
Issuance of common stock for:
   Stock options exercised             -        -        48,407       87
   Warrants exercised                  -        -           -        -
   Dividend reinvestment and
    stock purchase plan                -        -         3,444        6
   Preferred stock conversion      (38,350)  (3,835)        -        -
Cash in lieu of fractional
shares                                 -        -           -        -
Purchase of treasury stock             -        -           -        -
Effect of compensation plans           -        -           -        -
Change in unrealized
  gain(loss) on securities
  available for sale                   -        -           -        -
-----------------------------------------------------------------------------
Balance at December 31, 1997         1,250  $   125  41,366,955  $73,551
-----------------------------------------------------------------------------
Net income                             -        -           -        -
IBSF fiscal year adjustement           -        -           -        -
Cash dividends paid-common             -        -           -        -
Issuance of common stock for:
   Stock options exercised             -        -       204,868      364
   Warrants exercised                  -        -         7,158       13
   Preferred stock conversion         (750)     (75)     16,608       30
Issuance and retirement of
  treasury stock                       -        -      (267,196)    (476)
Cash in lieu of fractional
shares                                 -        -           -        -
Purchase of treasury stock             -        -           -        -
Effect of compensation plans           -        -        14,875       26
Other Transactions                     -        -           -        -
Change in Unrealized
  gain(loss) on securities
  available for sale                   -        -           -        -
-----------------------------------------------------------------------------
 Balance at June 30, 1998              500  $     50 41,343,268  $73,508
-----------------------------------------------------------------------------

HUBCO, INC. and Subsidiaries
-------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY (Unaudited)
(in thousands)
                                                                                 Employee
                                                                                   Stock
                                                                                Awards and      Unrealized
                                                                                Unallocated     Gain (loss)
                                       Additional                               Shares Held    on Securities
                                        Paid-in-      Retained      Treasury    in ESOP, at    Available for
                                        Capital       Earnings       Stock         Cost            Sale           Total
-------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 1996            $324,045      $168,003     $(21,195)     $(11,980)       $(2,356)        $533,364
=========================================================================================================================
Net income                                   -          69,827          -             -              -             69,827
Cash dividends paid:
   Common                                    -         (27,508)         -             -              -            (27,508)
   Preferred                                 -            (650)         -             -              -               (650)
3% stock dividend                          9,858       (45,066)      34,723           -              -                 86
Issuance of common stock for:
   Stock options exercised                (6,299)          -         10,074           -              -              3,862
   Warrants exercised                        (48)          -             65           -              -                 17
   Dividend reinvestment and
    stock purchase plan                       77           -            -             -              -                 83
   Preferred stock conversion            (36,513)          -         40,348           -              -                -
Cash in lieu of fractional
shares                                       (97)          -            -             -              -                (97)
Purchase of treasury stock                   -             -        (83,448)          -              -            (83,448)
Effect of compensation plans                 893             6          300         2,371            -              3,570
Change in unrealized
  gain(loss) on securities
  available for sale                         -             -            -             -            7,995            7,995
-------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 1997            $291,916      $164,612     $(19,133)     $ (9,609)       $ 5,639         $507,101
-------------------------------------------------------------------------------------------------------------------------
Net income                                   -          19,484          -             -              -             19,484
IBSF fiscal year adjustment                  -           1,539          -             -              -              1,539
Cash dividends paid-common                   -         (15,418)         -             -              -            (15,418)
Issuance of common stock for:
   Stock options exercised                 1,049           -          2,009           -              -              3,422
   Warrants exercised                         37           -            -             -              -                 50
   Preferred stock conversion               (130)          -            175           -              -                -
Issuance and retirement of
  treasury stock                          (7,287)          -          7,763           -              -                -
Cash in lieu of fractional
shares                                      (142)          -            -             -              -               (142)
Purchase of treasury stock                   -             -        (38,530)          -              -            (38,530)
Effect of compensation plans               1,199           -             68         1,145            -              2,438
Other Transactions                           (77)          (48)         -             -              -               (125)
Change in Unrealized
  gain(loss) on securities
  available for sale                         -             -            -             -             (940)            (940)
-------------------------------------------------------------------------------------------------------------------------
 Balance at June 30, 1998               $286,565      $170,169     $(47,648)     $ (8,464)       $ 4,699         $478,879
-------------------------------------------------------------------------------------------------------------------------

HUBCO, INC. and Subsidiaries
---------------------------------------------------------------------------------------------------------
CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)
(in thousands)                                                                  SIX MONTHS ENDED
                                                                                    JUNE 30,
                                                                        ---------------------------------
                                                                          1998                    1997
                                                                        --------                ---------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net Income                                                           $ 19,484                $  35,563
   Adjustments to reconcile net income to net
     cash provided by operating activities:
       IBSF Fiscal Year Adjustment                                         1,539                      -
       Provision for possible loan losses                                  9,099                    4,965
       Provision for depreciation and amortization                         9,227                    9,078
       Amortization of security premiums, net                                413                      577
       Securities gains                                                   (3,171)                  (3,166)
       Loss (gain) on sale of premises and equipment                         510                     (119)
       Gain on sale of loans                                                (974)                     (94)
       Market adjustment on ESOP                                             728                      359
       MRP earned                                                            909                      604
       Deferred income tax provision                                           3                    4,759
     Net change in loans originated for sale                                 -                       (398)
     (Increase) decrease in other assets                                 (24,474)                   4,188
     Increase in other liabilities                                        14,154                   15,723
                                                                      ----------                ---------
NET CASH PROVIDED BY OPERATING ACTIVITIES                                 27,447                   72,039
                                                                      ----------                ---------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from sales of securities:
     Available for sale                                                  180,589                   85,407
     Proceeds from repayments and maturities of securities:
       Available for sale                                                395,914                  350,103
       Held to maturity                                                  217,951                  101,537
       Purchase of securities
         Available for sale                                           (1,086,331)                (501,144)
         Held to maturity                                               (281,759                  (75,836)
       Net cash acquired through acquisitions                            209,498                      -
       Loan originations net of repayments                                42,755                  (27,346)
       Proceeds from sales of premises and equipment                          25                       36
       Proceeds from sales of loans                                       73,838                   32,996
       Purchases of premises and equipment                                (3,586)                  (5,762)
       Decrease in other real estate                                       1,685                    6,523
                                                                      ----------                ---------
NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES                     (249,421)                 (33,486)
                                                                      ----------                ---------
CASH FLOWS FROM FINANCING ACTIVITIES:
       Net (decrease)/increase in demand deposits, NOW accounts,
         and savings accounts                                            (45,153)                  98,876
       Net decrease in certificates of deposits                          (85,419)                (174,438)
       Net increase in short term borrowings                             185,394                   44,509
       Net proceeds from issuance of debt securities                         709                      335
       Repayment of ESOP loan                                             48,737                   49,250
       Proceeds from issuance of common stock                              3,472                    2,516
       Cash dividends                                                    (15,418)                 (14,853)
       Acquisition of treasury stock                                     (38,530)                 (30,229)
                                                                      ----------                ---------
NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES                       53,792                  (24,034)
                                                                      ----------                ---------
(DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS                        (168,182)                  14,519
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                         518,159                  278,027
                                                                      ----------                ---------
CASH AND CASH EQUIVALENTS AT END OF PERIOD                            $  349,977                $ 292,546
                                                                      ==========                =========
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
    Cash paid during the year for-
      Interest                                                        $  111,618                $ 105,358
      Income Taxes                                                        16,288                   16,243
                                                                      ==========                =========

See note to Consolidated Financial Statements.

HUBCO, Inc. and Subsidiaries
--------------------------------------------------------------------------------

                           HUBCO INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)

NOTE A -- BASIS OF PRESENTATION

The accompanying financial statements of HUBCO, Inc. and Subsidiaries ("HUBCO" or "the Company") include the accounts of the parent company, HUBCO, Inc. and its wholly-owned subsidiaries: Hudson United Bank ("Hudson United"), Lafayette American Bank ("Lafayette"), Bank of the Hudson ("BOTH"), HUB Capital Trust I and HUB Capital Trust II. All material intercompany balances and transactions have been eliminated in consolidation. These unaudited consolidated financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and with the instructions to Form 10-Q and Rule 10-01 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, the information presented includes all adjustments, consisting of normal recurring accruals, considered necessary for a fair presentation, in all material respects, of the interim period results. The results of operations for periods of less than one year are not necessarily indicative of results for the full year. The consolidated financial statements should be read in conjunction with the Annual Report on Form 10-K for the year ended December 31, 1997.

NOTE B -- EARNINGS PER SHARE

In the fourth quarter of 1997, the Company adopted SFAS No. 128, "Earnings per Share." This statement establishes standards for computing and presenting earnings per share and requires dual presentation of basic and diluted earnings per share. Basic earnings per share is computed by dividing net income, less dividends on the convertible preferred stock, by the weighted average number of common shares outstanding during the period. Diluted earnings per share is computed by dividing net income by the weighted average number of common shares plus the number of shares issuable upon conversion of the preferred stock and the incremental number of shares issuable from the exercise of stock options, stock warrants, and includes the impact of the Management Recognition Plan ("MRP"), calculated using the treasury stock method. All per share amounts have been retroactively restated to reflect all stock splits and stock dividends. All prior periods presented have been restated in this new format.

A reconciliation of net income to net income available to common stockholders and of weighted average common shares outstanding to weighted average shares outstanding assuming dilution follows (in thousands, except per share data):

                                                                       Three Months Ended
                                                                            June 30,
                                                                    -----------------------
                                                                      1998            1997
                                                                    --------       --------
BASIC EARNINGS PER SHARE
Net Income                                                          $  4,550       $ 18,272
Less Preferred Stock Dividends                                          --              216
                                                                    --------       --------
Net Income Available To Common Stockholders                            4,550         18,056
Weighted Average Common Shares Outstanding                            40,963         41,387
Basic Earnings Per Share                                            $   0.11       $   0.44
                                                                    ========       ========

DILUTED EARNINGS PER SHARE
Net Income                                                          $  4,550       $ 18,272
Weighted Average Common Shares Outstanding                            40,963         41,387
Effect Of Dilutive Securities:
   Convertible Preferred Stock                                            23          1,254
   Warrants                                                               24             26
    Unearned MRP                                                         108            188
   Stock Options                                                       1,153            892
                                                                    --------       --------
Total Weighted Average Common Shares Outstanding Assuming
Dilution                                                              42,271         43,747
Diluted Earnings Per Share                                          $   0.11       $   0.42
                                                                    ========       ========

                                                                       Six Months Ended
                                                                           June 30,
                                                                    -----------------------
                                                                      1998            1997
                                                                    --------       --------
BASIC EARNINGS PER SHARE
Net Income                                                          $ 19,484       $ 35,563
Less Preferred Stock Dividends                                          --              435
                                                                    --------       --------
Net Income Available To Common Stockholders                           19,484         35,128
Weighted Average Common Shares Outstanding                            41,066         41,542
Basic Earnings Per Share                                            $   0.47       $   0.85
                                                                    ========       ========
DILUTED EARNINGS PER SHARE
Net Income                                                          $ 19,484       $ 35,563
Weighted Average Common Shares Outstanding
Effect Of Dilutive Securities:                                        41,066         41,542
   Convertible Preferred Stock                                            28          1,304
   Warrants                                                               25             26
   Unearned MRP                                                          116            197
   Stock Options                                                       1,158            954
                                                                    --------       --------
Total Weighted Average Common Shares Outstanding Assuming
Dilution                                                              42,393         44,023
Diluted Earnings Per Share                                          $   0.46       $   0.81
                                                                    ========       ========

NOTE C -- ACQUISITIONS

On January 8, 1998, the Company acquired The Bank of Southington ("BOS"), and merged it into Lafayette. BOS was a $135 million asset state bank and trust company with 3 branch locations, headquartered in Southington, Connecticut. In the merger, each share of BOS common stock was converted into .637 shares of HUBCO common stock. The acquisition was treated as a pooling of interests for accounting purposes. The financial statements have been restated to include BOS for all periods presented.

On February 5, 1998, the Company acquired Security National Bank & Trust Company of New Jersey ("SNB"), and merged it into Hudson United. Security was a $86 million asset bank and trust company with 4 branch locations, headquartered in Newark, New Jersey. In the merger, shareholders of SNB received $34.00 in cash for each share of SNB common stock. The merger was accounted for under the purchase method of accounting and therefore, SNB's results of operations have been included in the accompanying financial statements subsequent to February 5, 1998.

On April 24, 1998, the Company completed its acquisition of Poughkeepsie Financial Corp. ("PFC"). PFC's wholly-owned subsidiary, Bank of the Hudson became HUBCO's New York-based bank subsidiary. In the merger, each share of PFC common stock was converted into .309 shares of HUBCO common stock. PFC had $875 million in assets and was treated as a pooling of interests for accounting purposes. The financial statements have been restated to include PFC for all periods presented.

On May 29, 1998, the Company completed its acquisition of MSB Bancorp ("MSB"), and merged MSB Bank, MSB's wholly-owned subsidiary into Bank of the Hudson. In the merger, each share of MSB common stock was converted into 1.052 shares of HUBCO common stock. MSB had $765 million in assets and was treated as a pooling of interests for accounting purposes. The financial statements have been restated to include MSB for all periods presented.

On June 25, 1998, the Company completed its acquisition of 21 branches of First Union National Bank located in New Jersey and Connecticut with deposits of approximately $243 million, in the aggregate. On July 24, 1998, the Company completed its acquisition of 2 branches of First Union National Bank located in New York with deposits of approximately $25 million, in the aggregate. These acquisitions were accounted for under the purchase method of accounting.

On August 14, 1998, the Company completed its acquisition of IBS Financial ("IBS"). IBS was merged into HUBCO and IBS's wholly-owned subsidiary was merged into Hudson United. In the merger each share of IBS common stock was converted into .550 shares of HUBCO common stock. IBS had $734 million in assets and was treated as a pooling interests for accounting purposes. The financial statements have been restated to include IBS for all periods presented.

On August 14, 1998, the Company completed its acquisition of Community Financial Holding Corporation ("CFHC"). CFHC was merged into HUBCO and CFHC's wholly-owned subsidiary was merged into Hudson United. In the merger each share of CFHC common stock was converted into .716 shares of HUBCO common stock. CFHC had $150 million in assets and was treated as a pooling interests for accounting purposes. The financial statements have been restated to include CFHC for all periods presented.

On August 21, 1998, the Company completed its acquisition of Dime Financial Corporation ("DFC"). DFC was merged into HUBCO and DFC's wholly-owned subsidiary into Lafayette. In the merger each share of DFC common stock was converted into
1.0815 shares of HUBCO common stock. DFC had $961 million in assets and was treated as a pooling interests for accounting purposes. The financial statements have been restated to include DFC for all periods presented.

NOTE D -- SECURITIES

The following table presents the amortized cost and estimated market value of securities available-for sale and held-to maturity at the dates indicated:

                                                               June 30, 1998
                                        ----------------------------------------------------------
                                                             Gross Unrealized          Estimated
                                         Amortized        -----------------------        Market
                                           Cost            Gains         (Losses)         Value
                                        ----------        -------        -------       ----------
AVAILABLE FOR SALE
U.S. Government                         $   90,481        $   767        $    (6)      $   91,242
U.S. Government
   agencies                                354,426          1,073           (236)         355,263
Mortgage-backed
   securities                            1,377,902          5,731         (1,289)       1,382,344
States and political
   subdivisions                             13,757             58            (35)          13,780
Other debt securities                       33,791            311             (3)          34,099
Equity securities                           65,153          1,874           (432)          66,595
                                        ----------        -------        -------       ----------
                                        $1,935,510        $ 9,814        $(2,001)      $1,943,323
                                        ==========        =======        =======       ==========

                                                               June 30, 1998
                                        ----------------------------------------------------------
                                                             Gross Unrealized          Estimated
                                         Amortized        -----------------------        Market
                                           Cost            Gains         (Losses)         Value
                                        ----------        -------        -------       ----------
HELD TO MATURITY
U.S. Government                         $   49,718        $   520        $    (1)      $   50,237
U.S. Government
   agencies                                294,270          1,736           (390)         295,616
Mortgage-backed
   securities                              557,763          7,060         (1,019)         563,804
States and political
   subdivisions                             16,455            -              (47)          16,408
Other debt securities                        1,150              2            -              1,152
                                        ----------        -------        -------       ----------
                                        $  919,356        $ 9,318        $(1,457)      $  927,217
                                        ==========        =======        =======       ==========

                                                            December 31, 1997
                                        ----------------------------------------------------------
                                                             Gross Unrealized          Estimated
                                         Amortized        -----------------------        Market
                                           Cost            Gains         (Losses)         Value
                                        ----------        -------        -------       ----------
AVAILABLE FOR SALE
U.S. Government                         $  110,485        $   890        $  (340)      $  111,035
U.S. Government
   agencies                                274,555          1,745           (301)         275,999
Mortgage-backed
   securities                            1,016,627          5,292         (3,028)       1,018,891
States and political
   subdivisions                             10,619             59            (26)          10,652
Other debt securities                       41,850            306             (8)          42,148
Equity securities                           35,718          4,925            (62)          40,581
                                        ----------        -------        -------       ----------
                                        $1,489,854        $13,217        $(3,765)      $1,499,306
                                        ==========        =======        =======       ==========

                                                            December 31, 1997
                                        ----------------------------------------------------------
                                                             Gross Unrealized          Estimated
                                         Amortized        -----------------------        Market
                                           Cost            Gains         (Losses)         Value
                                        ----------        -------        -------       ----------
HELD TO MATURITY
U.S. Government                         $   45,585        $   611        $   -         $  46,196
U.S. Government
   agencies                                266,066          1,799           (480)        267,385
State and political subdivisions            10,981             89            -            11,070
Mortgage-backed
   securities                              442,199          7,827         (1,937)         448,089
                                        ----------        -------        -------       ----------
                                        $  764,831        $10,326        $(2,417)       $ 772,740
                                        ==========        =======        =======        =========

NOTE E -- COMPANY-OBLIGATED MANDATORILY REDEEMABLE PREFERRED SERIES B CAPITAL SECURITIES OF A SUBSIDIARY TRUST HOLDING SOLELY JUNIOR SUBORDINATED DEBENTURES OF THE COMPANY

On January 31, 1997, the Company placed $50.0 million in aggregate liquidation amount of 8.98% Capital Securities due February 2027, using HUBCO Capital Trust I, a statutory business trust formed under the laws of the State of Delaware. The sole asset of the trust, that is the obligor on the Series B Capital Securities, is $51.5 million principal amount of 8.98% Junior Subordinated Debentures due 2027 of HUBCO. The net proceeds of the offering are being used for general corporate purposes and to increase capital levels of the Company and its subsidiaries. The securities qualify as Tier I capital under the capital guidelines of the Federal Reserve.

On June 19, 1998, the Company placed $50.0 million in aggregate liquidation amount of 7.65% Capital Securities due June 2028, using HUBCO Capital Trust II, a statutory business trust formed under the laws of the State of Delaware. The sole asset of the trust, that is the obligor on the Series B Capital Securities, is $51.5 million principal amount of 7.65% Junior Subordinated Debentures due 2028 of HUBCO. The net proceeds of the offering are being used for general corporate purposes and to increase capital levels of the Company and its subsidiaries. The securities qualify as Tier I capital under the capital guidelines of the Federal Reserve.

NOTE F -- RECENT ACCOUNTING STANDARDS

Effective January 1, 1998, the Company adopted SFAS No. 130, "Reporting Comprehensive Income", which establishes standards for the reporting of comprehensive income and its components in a full set of general-purpose financial statements. The Company has elected to display Consolidated Statements of Income and Consolidated Statements of Comprehensive Income separately for the disclosed periods. Comprehensive income is displayed on the Consolidated Balance Sheets and Consolidated Statements of Changes in Stockholders' Equity as a separate item entitled unrealized gains(losses) on securities available for sale since this is the only component of comprehensive income. The following is a reconciliation of the tax effect allocated to each component of comprehensive income for the periods presented (in thousands):

                                           For the three-months ended                       For the six-months ended
                                                 June 30, 1998                                    June 30, 1998
                                   -------------------------------------------      ------------------------------------------
                                                       Tax                                             Tax
                                     Before tax     (Expense)     Net of Tax         Before tax     (Expense)     Net of Tax
                                      amount         Benefit        Amount             amount        Benefit        Amount
                                   -------------- -------------- -------------      ------------- -------------- -------------
Unrealized holding gains
 arising during the period            $  1,852      $   (686)       $ 1,166            $ 1,532      $   (557)      $  975
Less: reclassification
 adjustment for gains
 realized in net income                    784          (302)           482              3,171        (1,256)       1,915
                                      --------      --------        -------            -------      --------       ------
Net change during period              $  1,068      $   (384)       $   684            $(1,639)     $    699       $ (940)
                                      --------      --------        -------            -------      --------       ------

                                           For the three-months ended                       For the six-months ended
                                                 June 30, 1997                                    June 30, 1997
                                   -------------------------------------------      ------------------------------------------
                                                       Tax                                             Tax
                                     Before tax     (Expense)     Net of Tax         Before tax     (Expense)     Net of Tax
                                      amount         Benefit        Amount             amount        Benefit        Amount
                                   -------------- -------------- -------------      ------------- -------------- -------------
Unrealized holding gains arising
during the period                     $ 14,963      $ (5,504)       $ 9,459            $ 3,256      $ (1,342)      $1,914
Less: reclassification
adjustment for gains realized in
net income                               1,867          (750)         1,117              3,166        (1,254)       1,912
                                      --------      --------        -------            -------      --------       ------
Net change during period              $ 13,096      $ (4,754)       $ 8,342            $    90      $    (88)      $    2
                                      --------      --------        -------            -------      --------       ------

Effective January 1, 1998, the Company adopted SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information", which requires that a public business enterprise report financial and descriptive information about its reportable operating segments. The Company's three banking subsidiaries, Hudson United Bank, Lafayette, and BOTH, which meet the criteria of SFAS No. 131 to be considered in the aggregate, have been aggregated for purposes of segment reporting. HUBCO, Inc., the banks' holding company, is not a reportable segment because it does not exceed any of the quantitative thresholds.

                      Management's Discussion and Analysis

ACQUISITION SUMMARY

HUBCO, Inc. began its acquisition program in the fall of 1990. Since that time, the company has completed twenty-five acquisitions, including eight which were completed in 1998. Through these acquisitions, the company has grown from a $550 million asset banking company to a community banking franchise which has assets of approximately $6.6 billion at December 31, 1997. The acquisition program has been utilized to achieve efficiencies and to distribute the cost of new products and technologies over a larger asset base. It is the Company's philosophy that acquisitions become accretive to earnings within a short time frame, generally within one year. The financial results of these acquisitions are difficult to measure other than on an as-reported basis each quarter because pooling of interest transactions change historical results from those actually reported by HUBCO.

On January 12, 1996, the Company acquired Growth Financial Corp. (Growth) and merged its subsidiary bank, Growth Bank, into Hudson United Bank (Hudson). Growth was a $128 million asset bank with 3 branch locations, headquartered in Basking Ridge, New Jersey.

On July 1, 1996, the Company acquired Lafayette American Bank and Trust Company (Lafayette) and continued to operate it as an independent commercial bank headquartered in Connecticut. Lafayette was a $700 million asset bank which operated 19 branches, primarily in Fairfield County, Connecticut.

On December 13, 1996, the Company acquired Westport Bancorp, Inc. (Westport) and merged its subsidiary bank, Westport Bank & Trust Company into Lafayette. Westport Bank & Trust Company was a $317 million assetbank based in Westport, Connecticut and operated 7 branch locations.

On August 30, 1996, the Company acquired Hometown Bancorporation (Hometown), a $194 million assetbank holding company headquartered in Darien, Connecticut. Hometown's 2-branch banking subsidiary, The Bank of Darien, was merged into Lafayette.

On November 29, 1996, Lafayette acquired UST Bank/Connecticut and merged it into the Connecticut franchise. UST Bank was a $111 million asset commercial bank with 4 branch locations. Both of these acquisitions were accounted for under the purchase method of accounting, and as such, their assets and earnings are included in the Company's consolidated results only from the date of acquisition and thereafter.

In addition, during 1996 the Company purchased 4 New Jersey branches with total deposits of $70.3 million and merged them into Hudson. The Company also sold 1 branch during the year with deposits of $9.7 million.

On April 5, 1995, Jefferson National Bank was merged with Hudson and on June 30, 1995, Urban National Bank was merged with Hudson. Both acquisitions were accounted for with the pooling-of-interests accounting method, and, therefore, the financial statements for periods prior to the merger have been restated to include the assets and results of operations of these banks. Jefferson was a $90 million bank headquartered in Passaic, New Jersey, that operated 4 branches and Urban National was a $230 million bank headquartered in Franklin Lakes, New Jersey, that operated 9 branch locations

The Company consummated eight acquisitions in 1998. On January 8, 1998, the Company acquired the Bank of Southington (BOS) and merged it into Lafayette. BOS was a $135 million assetbank with 2 branch locations, headquartered in Southington, Connecticut.

On April 24, 1998, the Company acquired Poughkeepsie Financial Corp. (PFC) and merged PFC into HUBCO and PFC's subsidiary bank, Bank of the Hudson, a $880 million asset institution headquartered in Poughkeepsie, New York has been established as a separate New York banking subsidiary of HUBCO. Bank of the Hudson has 16 branches in Rockland, Orange and Dutchess counties in New York.

On May 29, 1998, the Company acquired MSB Bancorp, Inc. (MSB) and merged MSB into HUBCO and MSB's subsidiary bank into Bank of the Hudson. MSB was a $774 million asset institution headquartered in Goshen, New York and operates 16 branches in Orange, Putnam and Sullivan counties in New York.

On August 14, 1998, the Company acquired IBS Financial Corporation (IBS) and merged IBS into HUBCO and IBS's subsidiary bank into Hudson. IBS was a $734 million asset institution headquartered in Cherry Hill, New Jersey and operated 10 offices in New Jersey's suburban Philadelphia communities.

On August 14, 1998, the Company acquired Community Financial Holding Corporation
(CFHC) and merged CFHC into HUBCO and CFHC's subsidiary bank into Hudson. CFHC was a $150 million asset institution headquartered in Westmont, New Jersey and operated 8 offices in Camden, Burlington and Gloucester counties in New Jersey.

On August 21, 1998, the Company acquired Dime Financial Corporation (DFC) and merged DFC into HUBCO and DFC's subsidiary bank into Lafayette. DFC was a $961 million asset institution headquartered in Wallingford, Connecticut and operated 11 offices in New Haven county.

The above 1988 acquisitions were all accounted for on the pooling of interest accounting method and, accordingly, the statements for periods prior to the merger have been restated to include these institutions and their results of operations.

On February 5, 1998, the Company acquired Security National Bank & Trust Company of New Jersey (SNB) and merged SNB into Hudson. SNB was a $86 million asset bank and trust company headquartered in Newark, New Jersey with 4 branches in Nutley, Kearny and Newark, New Jersey.

On June 26, 1998, the Company acquired 21 branches of First Union National Bank located in New Jersey and Connecticut. The 8 Connecticut branches representing $99.6 million in deposits were merged into Lafayette. The 13 New Jersey branches representing $143.3 million in deposits were merged into Hudson.

On July 24, 1998, the Company acquired two additional branches of First Union National Bank located in Hyde Park and Woodstock, New York. The branches representing $25.2 million in deposits were merged into Bank of the Hudson.

The Security National Bank & Trust Company of New Jersey and First Union National Bank branches were accounted for under the purchase method of accounting and, accordingly, the statements for periods prior to the merger have not been restated to include these institutions and their operations.

1996 SPECIAL CHARGES SUMMARY

In 1996, the Company incurred one-time charges ("special charges") as detailed below. Further details relative to the special charges are discussed in the Noninterest Expense category.

CHARGE                     PRE-TAX   AFTER-TAX
-------------------------------------------------
Special SAIF assessment   $ 10,074     $ 6,265
Merger related and
  restructuring
  charges -
   Lafayette                13,018       9,016
   Westport                  8,986       5,901
   Dime                         77          77
                       --------------------------

Total special charges
  in noninterest
  expense                 $ 32,155    $ 21,259
                       --------------------------
Special provision for
  possible loan losses       4,000       2,340

Total special charges     $ 36,155    $ 23,599
                       ==========================


RESULTS OF OPERATIONS FOR THE YEARS
ENDED DECEMBER 31, 1997 AND 1996

HUBCO, Inc. and Subsidiaries reported net income of $69.8 million for the year ended December 31, 1997 compared to $36.9 million for the year 1996 as reported, $60.5 million for the year 1996 excluding special charges and $48.3 million for 1995. Diluted earnings per share was $1.60 for 1997 compared to $0.82 for 1996 as reported and represents a 20% increase from $1.34 for 1996, excluding special charges. Excluding special charges, 1996 diluted earnings per share increased 22% from $1.10 for 1995. Basic earnings per share was $1.67 for 1997 compared to $0.85 as reported for 1996 and represents an 17% increase from $1.43 for 1996, excluding special charges. Excluding special charges, 1996 basic earnings per share increased 25% from $1.14 for 1995.

Return on average assets was 1.08% for 1997 compared to 0.60% for 1996 as reported, 0.99% for 1996 excluding special charges and 0.88% for 1995. Return on average equity was 13.56% for 1997 compared to 6.93% for 1996 as reported, 11.36% for 1996 excluding special charges and 9.79% for 1995.

The following table presents a summary of HUBCO's average balances, the yields earned on average assets and the cost of average liabilities and stockholders' equity for the years ended December 31, 1997, 1996 and 1995 (in thousands):


AVERAGE BALANCES, NET INTEREST INCOME, YIELDS, AND RATES

                                        1997                                 1996                                 1995
                         -----------------------------------  -----------------------------------  ---------------------------------
                             AVERAGE                 YIELD/       AVERAGE                 YIELD/       AVERAGE                YIELD/
                             BALANCE    INTEREST       RATE       BALANCE   INTEREST        RATE       BALANCE   INTEREST      RATE
                         -----------------------------------  -----------------------------------  ---------------------------------
ASSETS
Interest-bearing
  deposits with banks    $      154  $        4      2.60%    $    1,039  $      53       5.10%    $    4,941   $    186       3.76%
Federal funds sold           76,853       4,791      6.23%        74,989      3,934       5.25%        74,609      4,324       5.80%
Securities-taxable        2,332,863     158,715      6.80%     2,263,772    149,992       6.63%     1,886,931    124,855       6.62%
Securities-tax exempt        20,812       1,392      6.69%        20,594      1,329       6.45%        41,265      2,480       6.01%
  (1)

Loans (2)                 3,579,797     306,896      8.57%     3,374,580    287,788       8.53%     3,145,558    276,168       8.78%
                         -----------------------------------  -----------------------------------  ---------------------------------
Total Earning Assets      6,010,479     471,798      7.85%     5,734,974    443,096       7.73%     5,153,304    408,013       7.92%
Cash and due from banks     200,903                              172,987                              159,493
Allowance for loan
  losses                    (62,427)                             (55,668)                             (63,120)

Premises and equipment       66,731                               64,774                               67,068
Other assets                228,524                              220,367                              155,662
                         ------------                         ------------                        -------------
TOTAL ASSETS             $6,444,210                           $6,137,434                           $5,472,407
                         ============                         ============                         ============

LIABILITIES AND STOCKHOLDERS' EQUITY

Interest-bearing
  transaction accounts   $  904,941  $   25,514      2.82%    $1,017,217  $  22,648       2.23%    $  755,380  $  22,078       2.92%
Savings accounts          1,217,070      27,501      2.26%     1,078,993     29,587       2.74%     1,271,151     31,998       2.52%
Time deposits             2,352,867     122,630      5.21%     2,308,057    121,286       5.25%     1,893,421     93,936       4.96%
                         -----------------------------------  -----------------------------------  ---------------------------------
Total Interest-Bearing
  Deposits                4,474,878     175,645      3.93%     4,404,267    173,521       3.94%     3,919,952    148,012       3.78%
Short-term borrowings       489,756      28,202      5.76%       416,809     23,140       5.55%       380,587     23,530       6.18%
Long-term debt              145,206      12,433      8.56%        47,483      3,905       8.22%        25,000      2,153       8.61%
                         -----------------------------------  -----------------------------------  ---------------------------------
Total Interest-Bearing
  Liabilities             5,109,840     216,280      4.23%     4,868,559    200,566       4.12%     4,325,539    173,695       4.02%
Demand deposits             749,504                              669,882                              604,618
Other liabilities            70,087                               66,373                               48,684
Stockholders' equity        514,779                              532,620                              493,566
                         ------------                         ------------                         ------------
  TOTAL LIABILITIES AND
  STOCKHOLDERS' EQUITY   $6,444,210                           $6,137,434                           $5,472,407
                         ============                         ============                         ============
NET INTEREST INCOME                  $  255,518                           $ 242,530                            $ 234,318
                                     ============                         ===========                          ===========
NET INTEREST MARGIN (3)                              4.25%                                4.23%                                4.55%
------------------------------------------------------------------------------------------------------------------------------------

(1) The tax equivalent adjustments for the years ended December 31, 1997, 1996 and 1995 were $487, $465 and $868, respectively, and are based on a tax rate of 35%.

(2) The tax equivalent adjustments for the years ended December 31, 1997, 1996 and 1995 were $96, $117 and $154, respectively, and are based on a tax rate of 35%. Average loan balances include nonaccrual loans and loans held for resale.

(3) Represents tax equivalent net interest income divided by interest-earning assets.

The following table presents the relative contribution of changes in volumes and changes in rates to changes in net interest income for the periods indicated. The change in interest income and interest expense attributable to the combined impact of both volume and rate has been allocated proportionately to the change due to volume and the change due to rate (in thousands):

CHANGES IN TAXABLE EQUIVALENT NET INTEREST INCOME-RATE/VOLUME ANALYSIS

                                          INCREASE/(DECREASE)                  INCREASE/(DECREASE)
                                    -------------------------------   -------------------------------------
                                            1997 OVER 1996                       1996 OVER 1995
                                    -------------------------------   -------------------------------------
                                       VOLUME       RATE     TOTAL          VOLUME        RATE       TOTAL
-------------------------------------------------------------------   -------------------------------------
Loans                               $          $   1,522 $            $   19,694   $   (8,074)  $   11,620
                                       17,586               19,108
Securities-taxable                      4,643      4,080     8,723        24,968           169      25,137
Securities-tax exempt                      14         49        63       (1,323)           172     (1,151)
Federal funds sold                        100        757       857            22         (412)       (390)
Interest bearing deposits                (31)       (18)      (49)         (183)            50       (133)
                                    -------------------------------   -------------------------------------
Total interest and fee income          22,312      6,390    28,702        43,178       (8,095)      35,083
                                    -------------------------------   -------------------------------------
INTEREST EXPENSE:

Interest bearing transaction          (2,695)      5,561     2,866         6,572       (6,002)         570
accounts
Savings                                 3,506    (5,592)   (2,086)       (5,109)         2,698     (2,411)
Time deposits                           2,341      (997)     1,344        21,530         5,820      27,350
Short-term borrowings                   4,174        888     5,062         2,129       (2,519)       (390)
Long-term debt                          8,361        167     8,528         1,853         (101)       1,752
                                    -------------------------------   -------------------------------------
Total interest expense                 15,687         27    15,714        26,975         (104)      26,871
                                    ===============================   =====================================
Net Interest Income                 $   6,625  $   6,363 $  12,988    $   16,203   $   (7,991)   $   8,212
                                    ===============================   =====================================

NET INTEREST INCOME

Net interest income is the difference between the interest earned on earning assets and the interest paid on deposits and borrowings. The principal earning assets are the loan portfolio, comprised of commercial loans for businesses, mortgage loans for businesses and individuals, consumer loans (such as car loans, home equity loans, etc.) and credit card loans, along with the investment portfolio. The investment portfolio represents the liquidity of the Company. Deposits and borrowings not required to fund loans and other assets are invested primarily in government and government agency securities. Net interest income is affected by a number of factors including the level, pricing, and maturity of earning assets and interest-bearing liabilities, interest rate fluctuations, asset quality, and the amount of noninterest-bearing deposits and capital. In the following discussion, interest income is presented on a fully taxable-equivalent basis ("FTE"). Fully taxable-equivalent interest income restates reported interest income on tax-exempt loans and securities as if such interest were taxed at the statutory Federal income tax rate of 35%. In 1997, net interest income on a FTE basis was $255.5 million, a 5.4% increase from the $242.5 million in 1996. The $242.5 million of net interest income in 1996 was a 3.5% increase from 1995. The increase in net interest income between 1997 and 1996 was due to the increase in the balance and the yield on interest earning assets which exceeded the effect of the increase in the balance and cost of interest-bearing liabilities. The growth in the average balance sheet was realized primarily through the purchases of institutions described in the "Acquisition Summary" section of this report. The increase in net interest income between 1995 and 1996 was due to the fact that the increase in the balance of interest earning assets was sufficient to not only compensate for the reduction in yield on earning assets, but also to produce income sufficient to exceed the increased volume and cost of interest-bearing liabilities.

NET INTEREST MARGIN

The net interest margin is computed by dividing net interest income on a FTE basis by average earning assets. The Company's net interest margin was 4.25%, 4.23%, and 4.55% for 1997, 1996, and 1995, respectively. The increase in net interest margin from 1996 to 1997 is due primarily to an increase of $205.2 million or 6.0% in average loans outstanding at a yield of 4 basis points higher than 1996. The increase in loan volume, the bank's highest yielding asset, accounted for 74.5% of the total increase in average earning assets. The yield on securities-taxable increased 17 basis points and, combined with the increase in loan volume, served to offset higher interest expense resulting primarily from short-term borrowings and long-term debt utilized to support asset growth and enhance capital. The decrease in net interest margin from 1995 to 1996 was primarily due to a decrease in the yield on earning assets of 19 basis points. The primary factor in this decline is a decrease of 25 basis points on loan yields. The decline in loan yield results from a decrease in the prime rate, from an average of 8.83% in 1995 to an average of 8.27% in 1996 along with an increase of $22.6 million in nonperforming loans. The Company's average cost of all deposits for 1997 was 3.36% compared to 3.42% for 1996 and 3.27% for 1995. Approximately 35% of the Company's deposits are in transaction accounts, 21% in savings accounts, and 44% in time deposits as of year-end 1997. Most of the securities are either U.S. Treasury or U.S. Government Agency securities. Maturities are generally kept below 5 years for final maturity and the weighted average life of the portfolio is approximately three years. The mortgage-backed securities portfolio is comprised primarily of agency passthrough and Planned Amortization Class (PAC) obligations.

PROVISION AND ALLOWANCE FOR POSSIBLE LOAN LOSSES

Management determines the provision and adequacy of the allowance for loan losses based on a number of factors including an in-house loan review program conducted throughout the year. The loan portfolio is evaluated to identify potential problem loans, credit concentrations, and other risk factors such as current and projected economic conditions locally and nationally. General economic trends can greatly affect loan losses and there are no assurances that future changes to the loan loss allowance may not be significant in relation to the amount provided during a particular period. Management does, however, consider the allowance for loan losses to be adequate for the reporting periods based on evaluation and analysis of the loan portfolio at the time. Accompanying tables reflect the three-year history of charge-offs and the allocation of the allowance by loan category.

The provision for loan losses was $12.8 million for 1997 compared with $17.1 million and $20.1 million in 1996 and 1995, respectively. The decrease in the provision in 1997 of $4.4 million, or 25% is primarily due to the $4 million special provision which was taken in 1996. This special charge, reflecting the application of the Company's reserve methodology to the new Connecticut bank subsidiary and to address this subsidiary's problem loans, brought the allowance for possible loan losses to a level considered by management to be adequate. The decrease in the provision in 1996 of $2.9 million or 15% from the amount provided in 1995 is attributable primarily to the fact that one of the institutions acquired in 1998 had made an extraordinarily large provision of $7.5 million in 1995 for the purpose of bringing its allowance for possible loan losses to a level of adequacy. The allowance for possible loan losses as a percentage of loans outstanding for the last three years was 1.83%, 1.72%, and 1.72%. The allowance for loan losses as a percentage of nonperforming loans for the last three-years was 98%, 91%, and 124% representing consistent coverage of problem loans.


The following is a summary of the activity in the allowance for possible loan losses, by loan category for the years indicated (in thousands):

ALLOWANCE FOR POSSIBLE LOAN LOSSES

                                                                   Year ended December 31,
                                                 -------------------------------------------------------------
                                                                1997                1996                 1995
                                                 -------------------------------------------------------------
Amount of Loans Outstanding at End of Year               $ 3,600,061         $ 3,608,943          $ 3,254,872
                                                 =============================================================
Daily Average Amount of Loans Outstanding                $ 3,579,797         $ 3,374,580          $ 3,145,558
                                                 =============================================================
ALLOWANCE FOR LOAN LOSSES
Balance at beginning of year                                 $61,995             $56,063              $62,358
Loans charged off:
    Real estate mortgages                                      6,542               9,210               13,258
    Commercial                                                 4,508               7,084               15,738
    Consumer                                                   6,120               3,699                2,013
    Other loans                                                  384                 485                   73
                                                 -------------------------------------------------------------
       Total loans charged off                                17,554              20,478               31,082
                                                 -------------------------------------------------------------
Recoveries:
    Real estate mortgages                                      1,407               1,528                2,241
    Commercial                                                 2,896               1,749                1,486
    Consumer                                                   1,498               1,316                  877
    Other recoveries                                              41                  19                   22
                                                 -------------------------------------------------------------
       Total recoveries                                        5,842               4,612                4,626
                                                 -------------------------------------------------------------
       Net loans charged off                                  11,712              15,866               26,456
                                                 -------------------------------------------------------------
Allowance of acquired companies                                2,800               4,658                   --
Transfers from OREO valuation allowance to the
    allowance for possible loan losses                            --                  --                   89
Provision for loan losses                                     12,775              17,140               20,072
                                                 -------------------------------------------------------------
Balance at end of year                                       $65,858             $61,995              $56,063
                                                 =============================================================
Allowance for loan losses as a percentage of
    loans outstanding at year end                              1.83%               1.72%                1.72%
Net charge offs as a percentage of average
    loans outstanding                                          0.33%               0.47%                0.84%
                                                 =============================================================

The following is the allocation of the allowance for possible loan losses, by loan category (in thousands):

ALLOCATION OF THE ALLOWANCE FOR POSSIBLE LOAN LOSSES

                                                       December 31,
                            --------------------------------------------------------------------
                                    1997                   1996                   1995
                            --------------------------------------------------------------------
                                         CATEGORY                 CATEGORY              CATEGORY
                                         PERCENT                 PERCENT OF              PERCENT
                            ALLOWANCE    OF LOANS  ALLOWANCE       LOANS    ALLOWANCE   OF LOANS
-----------------------------------------------------------------------------------------------
Real estate mortgages       $  27,231      78.7%  $   26,636       79.1%   $   25,268     77.9%
Commercial and industrial      17,469      15.1%      17,293       15.0%       19,303     16.3%
Consumer                        5,177       6.2%       4,661        5.9%        3,910      5.8%
Unallocated                    15,981                 13,405                    7,582
                            --------------------------------------------------------------------
Total                       $  65,858     100.0%  $   61,995      100.0%   $   56,063    100.0%
                            ====================================================================

NONINTEREST INCOME

Noninterest income, excluding securities gains and losses, increased 16% or to $45.2 million for 1997 from $38.9 million in 1996. The amount in 1996 was an increase of 41% over the $27.5 million reported in 1995. The increases for 1997 and 1996 are primarily a result of growth in fee income arising from Shoppers Charge. The Shoppers Charge fee income increased $4.9 million, or 119% over 1996 which had been an increase of 55% over 1995. Also contributing to the increase in total noninterest income from 1995 to 1997 were the elimination of losses recognized by the Company in 1995 and 1996 of $7.5 million and $0.9 million, respectively. These losses were taken to further reduce the carrying value of certain PFC loans held for sale.

Other factors affecting the increase in 1997 is an increase in trust income of $294, or 9%, an increase in international fees of $134, or 15% and an increase in service charges on deposit accounts of $770, or 4%. These increases were offset by a decrease in other income of $687 million, or 6.5% primarily due to a $622 gain resulting from the sale of a Hudson United branch in 1996.

The Company realized $8.9 million in securities gains in 1997 and $1.4 million in 1996 and $1.1 million in 1995. The gains realized in 1997 and 1996 resulted primarily from the sale of equity investments in other financial institutions. In the fourth quarter of 1995, however, with the SFAS #115 window of opportunity to realign the held-to-maturity and available for sale portfolios, the Company sold nearly 300 small security issues that had been acquired through acquisitions over the past two years. The proceeds were reinvested in several larger securities with similar maturities and a large portion of the portfolio was allocated to available for sale. This allowed the Company more flexibility to manage the investment portfolio.

NONINTEREST EXPENSES

Non interest expense decreased 11.4%, or $23.4 million to $181.3 million in 1997 from $204.7 million in 1996. 1996 noninterest expense had increased 20.5% or $34.8 million from $169.9 million in 1995. Comparability between 1997 and 1996 as well as between 1996 and 1995 is impacted by the special charges in 1996, discussed earlier and the purchase accounting acquisitions of Hometown, UST and branch purchases during 1996. As indicated earlier, the BOS, PFC, MSB, IBS, CFHC, DFC, Westport, Lafayette, Growth, Jefferson and Urban acquisitions were accounted for as poolings of interests and, therefore, all periods presented have been restated although expense structures are different after acquisition than they were before. The full annualized effect of the anticipated cost savings from the centralization of support functions related to the acquisitions closed in the later part of 1996 were only fully realized in the second quarter of 1997 as the computer conversions for Lafayette, Hometown and Westport occurred near year-end 1996 and the UST conversion occurred in the first quarter of 1997.

Salary expense was $63.4 million in 1997, $63.1 million and $61.7 million in 1996 and 1995, respectively. The $1.4 million, or 2.3% increase in 1996 compared with 1995 is primarily attributable to the aforementioned purchase acquisitions. Employee benefits as a percentage of salaries were 38% in 1997, 34% in 1996, and 37% in 1995. The $269 increase in salary expense in 1997 compared to 1996 is attributable to programs of establishing and purchasing branches in 1996 and 1997, by two of the acquired institutions, which increased their payroll costs by $1.4 million and was partially offset by a reduction in payroll expenses realized from the centralization of support functions for acquired institutions. Employee benefits include the cost of terminating the pension plans of acquired institutions.

Occupancy expense remained stable at approximately $16.0 million in 1997 compared with $16.4 million and $16.2 million for the years 1996 and 1995, respectively. Equipment expense increased to $10.7 million in 1997 compared to $9.8 million in 1996 and $10.6 million in 1995. The $885 increase in 1997 is due primarily to the implementation of a local area network and replacement of equipment. The reduction in costs from 1995 to 1996 are attributable to the sale of 50% of the Company's data processing subsidiary.

Deposit and other insurance expense declined significantly from $9.8 million in 1995 to $6.2 million in 1996 and $2.9 million in 1997. The cost reductions of 37% in 1996 and 53% in 1997 are primarily attributable to the decrease in the deposit insurance assessment rate for the Company's banking subsidiaries. The Company has also benefited from savings realized through negotiations on its other insurance coverages.

Outside services expense has increased to $25.9 million in 1997 from $20.7 million in 1996 and $17.8 million in 1995. The $5.2 million or 25% increase from 1996 to 1997 as well as the 16% increase from 1995 to 1996 are primarily attributable to the payments for data processing services to the Company's jointly owned service provider and reflect increased transaction volume resulting from acquisitions. Other less significant expense increases have occurred for services provided by unrelated parties due to the general growth of the Company.

Other Real Estate Owned (OREO) expense remained stable at $4.7 million in 1996 and 1997. From 1995 to 1996 OREO expense increased from $1.5 million to $4.7 million, a 213% change. The OREO expense increase from 1995 to 1996 includes an $897 increase in the provision for possible OREO losses. The remainder of the increase is the result of lower gains on the sale of OREO property disposition and maintenance costs incurred during 1996.

Amortization of intangibles expense increased to $9.0 million in 1997 from $7.2 million in 1996 and $2.7 million in 1995. Each of the increases is attributable to the increases in goodwill established for the acquisitions described previously. The increase from 1995 to 1996 is also impacted by core deposit intangible created, and its associated amortization, as a result of a branch purchase completed by MSB in January 1996.

Merger related and restructuring costs were $270 thousand in 1997, $22.0 million in 1996 and $4.8 million in 1995. The costs for 1995 and 1997 included printing, legal, accounting, mailing, conversion costs, consulting fees and other like costs associated with the 1995 and current pending acquisitions, respectively. For 1996, the merger related costs were comprised of the same types of expenses as described above. The additional element in 1996--the restructuring costs--were expensed in the then current period of acquisition to provide for the ongoing cost of restructuring the payroll and rental expense of the Connecticut franchise to meet the Company's operational strategies. Such costs include targeted branch and operations center closings, change of control contracts, data processing issues, demolition, moving and restoration costs and other expenses related to the integration of the acquired companies.

Other expenses increased slightly to $24.6 million in 1997 from $23.0 million in 1996 and $21.9 million in 1995. The increases were due to the general growth of the Company.

FEDERAL INCOME TAXES

The income tax provision for Federal and state taxes approximates 39.3% for 1997, 38.9% for 1996 and 32.8% for 1995. The increase in the effective tax rates for both 1997 and 1996 are due to the addition of intangible assets, which are not deductible for income tax purposes, as well as reversals of deferred tax valuation allowances and tax reserves no longer deemed necessary in 1995 and 1996.

FINANCIAL CONDITION

Total assets at December 31, 1997 were $6.61 billion, a slight increase from assets of $6.49 billion at December 31, 1996. This increase in assets results primarily from an increase in short term borrowings of approximately $157 million and the issuance of $50 million in capital securities offered by HUBCO Capital Trust I on January 31, 1997. Those increases served to offset approximately $81.7 million in reduced deposits and a $19.7 million decrease in net stockholders' equity.

The Company considers its liquidity and capital to be adequate. At the end of 1997, the Company had $277.9 million in Federal funds sold and $2.26 billion in securities, $1.50 billion in its available for sale portfolio, and $765 million in its held to maturity portfolio that are available to meet future loan demand. A net decline in total capital of $19.7 million resulted from the Company's purchase of $83.4 million in common treasury shares and dividends paid of $28.2 million, which was partially offset by the addition of $69.8 million from net income, and a $8.0 million increase in the mark-to-market of available for sale securities. The purchased treasury shares were reissued in connection with the conversion of preferred stock into common stock, the 3% stock dividend paid in December 1997 and the exercise of stock options. Despite the decline in total capital, the Company's Tier I Leverage ratio remained stable at 7.8% at December 31, 1997, due primarily to the issuance of $50.0 million in capital securities offered by HUBCO Capital Trust I on January 31, 1997. The $50.0 million is included in Tier I Capital for regulatory purposes, subject to certain limitations.

SECURITIES HELD TO MATURITY AND SECURITIES AVAILABLE FOR SALE

The securities portfolios serve as a source of liquidity and to manage interest rate risk. Consequently, the portfolios are managed over time in response to changes in market conditions and as loan demand changes.

At December 31, 1997 and 1996, the portfolios comprised 34% and 36% of the total assets of the Company. The amount of securities as a percentage of earning assets is a function of the amount of deposits and the amount of loans.

The Company's philosophy with respect to managing the portfolio is to purchase primarily government agency and mortgage-backed securities with maturities laddered over a five year period.

The following table summarizes the composition of the portfolios as of December 31, 1997 and 1996 (in thousands):

                                        1997                                        1996
                     -------------------------------------------  ------------------------------------------
                                   GROSS UNREALIZED    ESTIMATED               GROSS  UNREALIZED   ESTIMATED
                      AMORTIZED  --------------------   MARKET     AMORTIZED  --------------------   MARKET
                        COST      GAINS    (LOSSES)      VALUE       COST      GAINS     (LOSSES)     VALUE
------------------------------------------------------------------------------------------------------------
HELD TO MATURITY
   PORTFOLIO
U. S. Government       $  45,585 $    611        --  $   46,196     $ 83,089 $   394   $    (21) $   83,462
U.S. Government
   Agencies              266,066    1,799      (480)    267,385      233,846     720     (3,050)    231,516
State and Political
   subdivisions           10,981       89        --      11,070        5,652      39          --      5,691
Mortgage-backed
   securities            442,199    7,827    (1,937)    448,089      438,657   6,863     (6,975)    438,545
                     -------------------------------------------  ------------------------------------------
                       $ 764,831 $ 10,326   $(2,417) $  772,740     $761,244 $ 8,016   $(10,046) $  759,214
                     ===========================================  ==========================================

                                        1997                                        1996
                     -------------------------------------------  ------------------------------------------
                                   GROSS UNREALIZED    ESTIMATED               GROSS  UNREALIZED   ESTIMATED
                      AMORTIZED  --------------------   MARKET     AMORTIZED  --------------------   MARKET
                        COST      GAINS    (LOSSES)      VALUE       COST      GAINS     (LOSSES)     VALUE
------------------------------------------------------------------------------------------------------------
AVAILABLE FOR SALE
   PORTFOLIO
U. S. Government     $   110,485 $    890  $   (340) $  111,035   $  180,711 $   682 $   (1,276) $  180,117
U.S. Government
   Agencies              274,555    1,745      (301)    275,999      349,830   1,850     (2,413)    349,267
Mortgage-backed
   securities          1,016,627    5,292    (3,028)  1,018,891      987,574   4,046    (10,289)    981,331
States and
   Political
   Subdivisions           10,619       59       (26)     10,652       15,490      15        (49)     15,456
Other debt
   securities             41,850      306        (8)     42,148       26,778     190        (48)     26,920
Equity securities         35,718    4,925       (62)     40,581       29,160   4,116       (382)     32,894
                     ===========================================  ==========================================
                     $ 1,489,854 $ 13,217 $  (3,765) $1,499,306   $1,589,543 $10,899  $ (14,457) $1,585,985
                     ===========================================  ==========================================

LOAN PORTFOLIO DISTRIBUTION OF LOANS BY CATEGORY

                               December 31,
                      --------------------------------
(Dollars in                 1997       1996      1995
thousands)

Loans secured by
  real estate:
  Residential
   mortgage loans     $1,736,559 $1,731,815  $1,556,371
  Residential home
   equity loans          216,215    230,828    181,644
  Construction loans      98,925     87,152     65,169
  Commercial
   mortgage loans        782,970    803,634    732,868
                      --------------------------------
                       2,834,669  2,853,429  2,536,052
                      --------------------------------
Commercial and
  industrial loans:
  Secured by real         99,622    115,254    116,790
   estate
  Other                  442,383    426,078    413,696
                      --------------------------------
                         542,005    541,332    530,486
                      --------------------------------
Shoppers Charge
  credit cards            91,047     61,759     57,915
Other loans to
  individuals for
  household, family
  and other personal     132,340    152,423    130,419
  expenditures
                      ================================
  Total Loan
   Portfolio          $3,600,061 $3,608,943 $3,254,872
                      ================================

Total loans at December 31, 1997 decreased by $8.9 million from $3.61 billion at December 31, 1996, to $3.60 billion at December 31, 1997. The real estate loan portfolio declined $18.8 million or 0.65% from $2.85 billion at December 31, 1996 to $2.83 billion at December 31, 1997. Commercial mortgage loans decreased by $20.7 million or 2.6% from $803.6 million at December 31, 1996 to $783.0 million at December 31, 1997. The reduction resulted primarily from the runoff or sale of non-owner occupied loans which were originated at acquired institutions and did not fit the Company's credit criteria. Although the company sold virtually all 1997 residential loan production in the secondary market, loans originated at acquired institutions served to offset the decline in volume and, in fact, fixed rate residential mortgage loans increased by $23.3 million from $1.35 billion at December 31, 1996 to $1.38 billion at December 31, 1997. Commercial loans were relatively flat, with the overall mix shifting away from loans secured by real estate as the Company built its traditional portfolio of commercial and industrial loans. Non real estate secured commercial loans grew by $16.3 million or 3.8% to $442.4 million at December 31, 1997. Shoppers Charge Credit Cards (Shoppers) showed significant growth during the year with an increase of $29.3 million or 47.4% from $61.8 million in 1996 to $91.0 million in 1997. Shoppers growth was fueled by the addition of several new national chains as well as the purchase of credit card receivables and corresponding reserves. Other loans to individuals declined by $20.1 million or 13.2%, primarily as a result of the Company's decision to allow an acquired indirect automobile portfolio to decrease significantly during the year.

ASSET QUALITY

The Company's principal earning assets are its loans, which are primarily to businesses and individuals located in New Jersey, New York and Connecticut with the exception of the credit card loans which are originated in 44 states. Inherent in the lending business is the risk of deterioration in a borrower's ability to repay loans under existing loan agreements. Other risk elements include the amount of nonaccrual and past-due loans, the amount of potential problem loans, industry or geographic loan concentrations, and the level of other real estate owned (OREO) that must be managed and disposed of. The following table shows the loans past due 90 days or more and still accruing and applicable asset quality ratios:

                                December 31,
                        ------------------------------
(Dollars in thousands)       1997      1996      1995
------------------------------------------------------
Commercial              $    2,996 $   3,852 $   1,026
Real estate                  8,802     9,581     6,471
Consumer                     1,895       966       471
Credit card                  2,749     1,486       592
                        ------------------------------
  Total Loans Past-Due
  90-Days or More and
  Still Accruing         $  16,442 $  15,885 $   8,560
                        ==============================
  AS A PERCENT OF
   TOTAL LOANS               0.46%     0.44%     0.26%
                        ==============================
  AS A PERCENT OF
   TOTAL ASSETS              0.25%     0.24%     0.15%
                        ==============================

These ratios have increased from the Company's historical levels due primarily to the growth in the Shoppers portfolio, the continued impact of the asset quality of acquired institutions and the change in method of reporting delinquent credit card receivables. In March

1996, the credit card division switched from the recency method to the contractual method of reporting delinquencies.

Nonaccruing loans consist of commercial loans and commercial mortgage loans past-due 90-days or more. Residential real estate loans are generally placed on nonaccrual status after 180 days of delinquency and consumer loans after 90 days of delinquency and are charged off after 120 days of delinquency. Any loan may be put on nonaccrual status earlier if the Company has concern about the future collectibility of the loan or its ability to return to current status.

Nonaccrual real estate loans are principally loans in the foreclosure process secured by real estate, including single family residential, multi-family, and commercial properties.

Nonaccruing consumer loans are loans to individuals. Excluding the credit card receivables, these loans are principally secured by automobiles or real estate.

Renegotiated loans are loans which were renegotiated as to the term or rate or both to assist the borrower after the borrower has suffered adverse effects in financial condition. Terms are designed to fit the ability of the borrower to repay and the Company's objective of obtaining repayment. The Company has $16.2 million of loans which are considered renegotiated.

OREO consists of properties on which the Bank has foreclosed or has taken a deed in lieu of the loan obligation. OREO properties are carried at fair value at all times, net of estimated costs to sell. The cost to maintain the properties during ownership, and any further declines in fair value are charged to current earnings. The Company has been successful in disposing of OREO properties, including those acquired in acquisitions. At December 31, 1997, 1996, and 1995, OREO amounted to $11.5 million, $18.9 million, and $28.4 million. The decline from year to year reflects the Company's success in disposing of these properties.

At December 31, 1997, nonperforming loans decreased by $8.1 to $78.6 million in 1997 from $86.7 million in 1996. The acquired companies added significantly to the Company's level of nonperforming loans and while the Company has been able to either dispose of or obtain repayment on the great majority of these problem loans acquired in previous acquisitions, they continue to impact asset quality. The Company continues to work with classified assets from the acquired institutions, which were identified in the due diligence process, and to conform these existing credits to the Company's credit policy.

The amount of interest income on nonperforming loans which would have been recorded had these loans continued to perform under their original terms amounted to $4.9 million, $5.7 million, and $6.3 million for the years 1997, 1996, and 1995, respectively. The amount of interest income recorded on such loans for each of the years was $1.4 million, $2.0 million, and $3.1 million, respectively. The Company has no outstanding commitments to advance additional funds to borrowers whose loans are in a nonperforming status.

Measures to control and reduce the level of nonperforming loans are continuing. Efforts are made to identify slow paying loans and collection procedures are instituted. After identification, steps are taken to understand the problems of the borrower and to work with the borrower toward resolving the problem, if practicable. Continuing collection efforts are a priority for the Banks.

The allowance for possible loan losses at December 31, 1997, 1996, and 1995 as a percentage of total loans was 1.83%, 1.72%, and 1.72%, respectively. Management formally reviews the loan portfolio and evaluates credit risk on at least a quarterly basis throughout the year. Such review takes into consideration the financial condition of the borrowers, fair market value of collateral, level of delinquencies, historical loss experience by loan category, industry trends, and the impact of local and national economic conditions. The unallocated portion, which is available to absorb loan losses but which is not deemed necessary for any specific loan or loan category, has increased in each of the years 1995, 1996, and 1997.

The following table summarizes the Company's nonperforming assets at the dates indicated (dollars in thousands):


NONPERFORMING ASSETS                                                          December 31,
-----------------------------------------------------------------------------------------------------------
                                                                    1997          1996           1995
-----------------------------------------------------------------------------------------------------------
Nonaccrual Loans                                                   $   50,938    $   55,490     $   43,177
Renegotiated Loans                                                     16,162        12,278          1,908
                                                               --------------------------------------------
   Total Nonperforming Loans                                       $   67,100    $   67,768         45,085
Other Real Estate Owned                                                11,483        18,907         28,396
                                                               --------------------------------------------
   Total Nonperforming Assets                                      $   78,583    $   86,675     $   73,481
                                                               ============================================
Ratios:
   Nonaccrual Loans to Total Loans                                      1.41%         1.54%          1.33%
   Nonperforming Assets to Total Assets                                 1.19%         1.33%          1.30%
   Allowance for Loan Losses to Nonaccrual Loans                         129%          112%           130%
   Allowance for Loan Losses to Nonperforming Loans                       98%           91%           124%
-----------------------------------------------------------------------------------------------------------

DEPOSITS

As of December 31, 1997, Hudson United has 92 branch offices located primarily in Bergen, Essex, Hudson, and Passaic counties with other locations in Middlesex, Morris, Union and Somerset counties. Hudson manages the branch system by regionalizing into 7 regions with each managed by a regional manager with a loan staff. Lafayette American has 50 branch offices located in New Haven and Fairfield counties. Lafayette has 2 established regions.

Bank of the Hudson has 34 branch offices located in Rockland, Orange, Dutchess, Putnam and Sullivan counties in New York.

The Company devotes as much attention to the cost side of the net interest margin as to loans, emphasizing the generation of the lowest cost deposits. The following table summarizes the deposit base at the dates indicated (in thousands)

                               December 31,
                    -----------------------------------
                       1997       1996        1995
                    -----------------------------------
Noninterest-
bearing deposits    $  831,579  $  793,310   $  693,132
NOW/MMDA deposits      980,391     956,507      849,466
Savings deposits     1,115,438   1,185,450    1,153,821
Time deposits        2,325,548   2,399,406    1,988,032
                    -----------------------------------
Total Deposits      $5,252,956  $ 5,334,673 $ 4,684,451
                    ===================================

The decrease in deposits from 1996 to 1997 of $81.7 million, or 1.5%, is primarily attributable to the decline in the higher rate deposits related to the Connecticut acquisitions. As noted earlier, 35% of the deposit base is in low or noninterest bearing core deposits and another 21% is in low cost savings deposits. This funding base provides a very low cost funding source for the Company.

LIQUIDITY

Liquidity is a measure of the Company's ability to meet the needs of depositors, borrowers, and creditors at a reasonable cost and without adverse financial consequences. The Company has several liquidity measurements that are evaluated on a frequent basis. The Company has adequate sources of liquidity including Securities Available for Sale, Federal funds lines, and the ability to acquire funds from the Federal Home Loan Bank. The management of balance sheet volumes, mixes, and maturities enables the Company to maintain adequate levels of liquidity.

The liquidity requirements of the Company, primarily for dividends to shareholders, debt service, and other corporate purposes are met through cash and short-term money market investments and regular periodic dividends from the subsidiary banks. The Company also has the ability, when and if necessary, to access the capital markets. Management considers the liquidity of the Company and the subsidiary banks to be adequate to meet current and anticipated funding requirements.

CAPITAL

Capital adequacy is a measure of the amount of capital needed to support asset growth, absorb unanticipated losses, and provide safety for depositors. The regulators establish minimum capital ratio guidelines for the banking industry. The capital ratios impact the performance of the Company in that these ratios determine the FDIC deposit insurance premium rate a bank must pay.

The following table sets forth the regulatory minimum capital ratio guidelines and the current capital ratios of the Company.

                         REGULATORY     COMPANY
                          CAPITAL       CAPITAL
                         GUIDELINES     RATIOS
                         ----------     --------
Tier 1 Leverage Ratio      3-5%           7.8%
Tier 1 Risk-Based
   Capital Ratio             4%          14.0%
Total Risk-Based
   Capital                   8%          18.1%

At December 31, 1997, 1996, and 1995 the Company exceeded all regulatory capital guidelines including those for a well capitalized institution.

In January, 1995, the Company issued a 3-for-2 stock split and prior to that a 10% stock dividend was declared on June 1, 1993. Following the January stock split, the $0.14 per quarter cash dividend was retained which effectively resulted in a 50% increase in the cash dividend. On November 15, 1996, the Company paid a 3% stock dividend and increased its regular quarterly cash dividend from $0.16 to $0.18 per common share, effecting a 15% dividend increase. On December 1, 1997, the Company paid a 3% stock dividend and increased its regular quarterly cash dividend from $0.18 to $0.19 per common share, effecting an 8% dividend increase. The dividend payout ratio, based on cash dividends per share and basic earnings per share, was 43.7% for 1997 compared to 75.3% for 1996 and 48.3% in 1995. The increase in the 1996 ratio is due to the lower net income resulting from the special charges. Excluding the special charges the payout ratio was 44.8%.

In 1994, the Company issued $19.1 million in convertible preferred stock in connection with the Washington acquisition. Based on the terms of the acquisition, the stock became convertible in 1995. Approximately $2 million in preferred stock which was not converted by the holders as of June 30, was redeemed for cash. Pursuant to the November 1993 Board authorization to repurchase up to 10% of the shares outstanding each year, the Company acquired approximately 1.16 million shares of common stock in 1995 which were then utilized for the 1.2 million shares issued in the conversion of the preferred stock. During 1996 and 1997, the Company's treasury stock was reissued for the 3% stock dividends, and also in 1996 for acquisitions and the conversion of preferred stock into common stock.

In September, 1996, the Company sold $75 million of subordinated debt in a private placement which was subsequently registered with the SEC. The subordinated debentures bear interest at 8.20% per annum payable semi-annually and mature in 2006. In January 1994, the Company sold $25.0 million aggregate principal amount of subordinated debentures which mature in 2004 and bear interest at 7.75% per annum payable semi-annually. Proceeds of the issuance were used for general corporate purposes including providing Tier I capital to the subsidiary banks. The debt has been structured to comply with the Federal Reserve Bank rules regarding debt qualifying as Tier 2 capital at HUBCO. On January 31, 1997, the Company issued $50.0 million in capital securities offered by HUBCO Capital Trust I pursuant to Rule 144A under the Securities Act of 1933. The 8.98% capital securities represent a preferred beneficial interest in the assets of HUBCO Capital Trust I, a statutory business trust. The Trust exists for the sole purpose of issuing the Trust Securities and investing the proceeds in 8.98% Junior Subordinated Deferrable Interest Debentures issued by HUBCO which mature on February l1, 2007. The capital securities have preference over the common securities under certain circumstances with respect to cash distributions and amounts payable on liquidation and are guaranteed by the Company. The $50.0 million is included in Tier I capital for regulatory purposes, subject to certain limitations, but is classified as long-term debt for financial reporting purposes.

At the end of the reporting period, there were no known uncertainties that will have or that are reasonably likely to have a material effect on the Company's liquidity or capital resources.

LIQUIDITY AND INTEREST RATE SENSITIVITY MANAGEMENT

The primary objectives of asset/liability management are to provide for the safety of depositor and investor funds, assure adequate liquidity and maintain an appropriate balance between interest sensitive earning assets and interest-sensitive liabilities. Liquidity management is a planning process that ensures that the Company has ample funds to satisfy operational needs, projected deposit outflows, repayment of borrowing and loan obligations and the projected credit needs of its customer base. Interest rate sensitivity management ensures that the Company maintains acceptable levels of interest rate environments. The Company seeks to maintain its interest rate risk within a range that it believes is both manageable and prudent, given its capital and income generating capacity.

Liquidity risk is the risk to earnings or capital that arises from a bank's inability to meet its obligations when they come due, without incurring unacceptable losses. the Company uses several measurements of liquidity in monitoring its liquidity position. In addition, the Company has a number of borrowing facilities with other banks and with the Federal Home Loan Bank that are or can be used as sources of liquidity without having to sell assets to raise cash. At December 31, 1997, the Company's liquidity ratios exceed all minimum standards set forth by internal policies.

The Company has an asset/liability management committee which manages the risks associated with the volatility of interest rates and the resulting impact on net interest income. The management of interest rate risk at the Company is performed by: (i) analyzing the maturity and repricing relationships between interest earning assets and interest bearing liabilities at specific points in time (`GAP') and (ii) "income simulation analysis" which analyzes the effects of interest rate changes on net interest income over specific periods of time and captures the dynamic impact of interest rate changes on the Company's mix of assets and liabilities.

The table on the following page presents the GAP position of the Company at December 31, 1997. In preparing this table, management has anticipated prepayments for mortgage-backed securities and mortgage loans according to standard industry prepayment assumptions in effect at year-end. Money market deposits and interest bearing demand accounts have been included in the due within 90 days category. Assets with daily floating rates are included in the due within 90 days category. Assets and liabilities are included in the table based on their maturities or period of first repricing, subject to the foregoing assumptions.

In analyzing its GAP position, although all time periods are considered, HUBCO emphasizes the next twelve month period. An institution is considered to be liability sensitive, or as having a negative GAP, when the amount of interest-bearing liabilities maturing or repricing within a given time period exceeds the amount of its interest-earning assets also repricing within that time period. Conversely, an institution is considered to be asset sensitive, or having a positive GAP, when the amount of its interest-bearing liabilities maturing or repricing is less than the amount of its interest-earning assets also maturing or repricing during the same period. Generally, in a falling interest rate environment, a negative GAP should result in an increase in net interest income, and in a rising interest rate environment this negative GAP should adversely affect net interest income. The converse would be true for a positive GAP.

However, shortcomings are inherent in a simplified GAP analysis that may result in changes in interest rates affecting net interest income more or less than the GAP analysis would indicate. For example, although certain assets and liabilities may have similar maturities or periods to repricing, they may react in different degrees to changes in market interest rates. Furthermore, repricing characteristics of certain assets and liabilities may vary substantially within a given time period. In the event of a change in interest rates, prepayment and early withdrawal levels could also deviate significantly from those assumed in calculating GAP. Also, GAP does not permit analysis of how changes in the mix of various assets and liabilities and growth rate assumptions impact net interest income. In addition, NOW/MMDA and savings deposits, which have no contractual maturity, have been assigned to the "due within 90 days" category despite the fact that a number of studies on depositor behavior conclude that a significant percentage of these accounts should be classified as less interest sensitive.

HUBCO, INC. AND SUBSIDIARIES
================================================================================

The following table shows the gap position of the Company at December 31, 1997 (in thousands):

GAP ANALYSIS

                                          DUE WITHIN   DUE BETWEEN
                                           ONE YEAR      ONE AND      DUE OVER   NON-INTEREST
                                            OR LESS     FIVE YEARS   FIVE YEARS     BEARING       TOTAL
------------------------------------------------------------------------------------------------------------
ASSETS
Federal Funds Sold                       $   277,930           --           --            --   $  277,930
Securities                                   944,994    1,061,339      257,804            --    2,264,137
Total Loans                                1,877,861      896,370      825,830            --    3,600,061
Non-Interest Bearing Assets                       --           --           --       464,012      464,012
                                         -------------------------------------------------------------------
Total Assets                             $ 3,100,785   $1,957,709   $1,083,634   $   464,012   $6,606,140
Percent of Total Assets                         46.9%        29.6%        16.4%          7.1%       100.0%

SOURCE OF FUNDS
Interest-Bearing Deposits                  3,286,313      852,019      283,045            --    4,421,377
Short-Term Borrowings                        556,402       61,386        8,617            --      626,405
Long-Term Debt                                    --           --      150,000            --      150,000
Non-Interest Bearing Deposits                     --           --           --       831,579      831,579
Other Liabilities                                 --           --           --        69,678       69,678
Stockholders' Equity                              --           --           --       507,101      507,101
                                         -------------------------------------------------------------------
Total Source of Funds                    $ 3,842,715   $  913,405   $  441,662   $ 1,408,358   $6,606,140
Percent of Total Source of Funds                58.2%        13.8%         6.7%         21.3%       100.0%
============================================================================================================
Interest Rate Sensitivity Gap            $ (741,930)   $1,044,304   $  641,972   $ (944,346)   $      --
------------------------------------------------------------------------------------------------------------
Cumulative Interest Rate Sensitivity Gap $ (741,930)   $  302,374   $  944,346   $       --    $      --
------------------------------------------------------------------------------------------------------------


RECENT ACCOUNTING STANDARDS

In June 1997, the Financial Accounting Standards Board (FASB), issued two Statements. SFAS No. 130, "Reporting Comprehensive Income," establishes standards for reporting and display of comprehensive income and its components (revenues, expenses, gains and losses) in a full set of general-purpose financial statements. The Statement is effective for fiscal years beginning after December 15, 1997; earlier application is permitted. The Company has elected not to adopt this Statement prior to its effective date. The second statement, SFAS No. 131, "Disclosure about Segments of an Enterprise and Related Income," requires that a public business enterprise report financial and descriptive information about its reportable operating segments. This Statement become effective for fiscal years beginning after December 15, 1997; earlier adoption is permitted. The Company has elected not to adopt this Statement prior to its effective date.

STATEMENTS REGARDING FORWARD-LOOKING INFORMATION

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are not historical facts and involve certain risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements. Factors that might cause a difference include, but are not limited to, changes in interest rates, economic conditions, deposit and loan growth, loan loss provisions, and customer retention, as well as the impact of announced acquisitions and acquisitions closed on or after December 31, 1997, and factors resulting from or exacerbated by these acquisitions. The Company assumes no obligation for updating any such forward-looking statements at any time.

YEAR 2000 COMPLIANCE

The Company, though it servicing subsidiary, established a "Year 2000 Team" which is responsible for ensuring implementation of the required change to the Date of Century format for all software programs used by the Company. The management of the Company anticipates that the Company will be in Year 2000 compliance before the beginning of the new century. The Company has not incurred significant expenses related to this project and does not anticipate the impact will be material.


                                                  HUBCO, Inc. and Subsidiaries

                                                    S.E.C. GUIDE 3 - ITEM II

                                                      INVESTMENT PORTFOLIO

                                           Book Value at End of Each Reporting Period


                                                                                    December 31
                                                           --------------------------------------------------------------
                                                                1997                     1996                       1995
                                                                ----                     ----                       ----
                                                                                   (In Thousands)
U.S. Treasury and Other U.S.
    Government Agencies and
    Corporations                                             $2,159,775                $2,266,307                $1,776,384
State and Political Subdivisions                                 21,633                    21,108                    20,600
Other Debt Securities                                            42,148                    26,920                    66,865
Common Stock                                                     40,581                    32,894                     7,471
                                                          -----------------------------------------------------------------
    TOTAL                                                    $2,264,137                $2,347,229                $1,871,320
                                                          =================================================================


                            Maturities and Weighted Average Yield at End of Latest Reporting Period

                                                                    Maturing
                            --------------------------------------------------------------------------------------
                                                       After One But        After Five But
                            --------------------------------------------------------------------------------------
                             Within One Year         Within Five Years     Within Ten Years       After Ten Years
                            --------------------------------------------------------------------------------------
                             Amount     Yield        Amount     Yield      Amount     Yield       Amount    Yield
                            --------------------------------------------------------------------------------------
U.S. Treasury and other
U.S. Government Agencies
and Corporations            $497,282     6.67%    $1,188,346     6.55%     $338,823    6.92%     $135,324    6.76%
States and Political
Subdivisions                   9,012     6.08         11,851     6.57           377    6.59           393    6.94

Other Debt Securities          4,639     5.56          2,621     6.63           565    5.00        34,323    8.93

Common Stock                  40,581     5.58             --       --            --     --             --
                          ----------             -----------              ---------             ---------

     TOTAL                 $ 551,514     6.54%   $ 1,202,818     6.55%    $ 339,765    6.92%    $ 170,040    7.20%
                           =========             ===========              =========             =========


Weighted average yields on tax-exempt obligations have been computed on a fully tax-equivalent basis assuming a tax rate of 35 percent.


                                                         HUBCO, Inc. and Subsidiaries

                                                           S.E.C. GUIDE 3 - ITEM III

                                                                LOAN PORTFOLIO

                                                 Types of Loans At End of Each Reporting Period

                                                                   December 31
                               ------------------------------------------------------------------------------
                                        1997               1996           1995           1994            1993
                                        ----               ----           ----           ----            ----
Commercial, Financial,
  and Agricultural                $  542,005         $  541,332     $  530,486     $  498,468      $  509,818

Real Estate -
  Construction                        98,925             87,152         65,169         48,319          42,671

Real Estate -
  Mortgage                         2,735,744          2,766,277      2,470,883      2,303,635       2,026,792

Installment                          223,387            214,182        188,334        183,744         147,611
                               ------------------------------------------------------------------------------

     TOTAL                        $3,600,061         $3,608,943     $3,254,872     $3,034,166      $2,726,892
                               ==============================================================================

                          HUBCO, Inc. and Subsidiaries

                            S.E.C. GUIDE 3 - ITEM III

                                 LOAN PORTFOLIO

The following table shows the maturity of loans (excluding residential mortgages of 1-4 family residences, installment loans and lease financing) outstanding as of December 31, 1997. Also provided are the amounts due after one year classified according to the sensitivity to changes in interest rates.

                                    Maturities and Sensitivity to Changes in Interest Rates

                                                                                MATURING
                                                     -----------------------------------------------------------------
                                                                          After One          After
                                                          Within         But Within          Five
                                                        One Year         Five Years          Years             Total
                                                     -----------------------------------------------------------------
Commercial, Financial,
   and Agricultural                                     $213,531          $137,540          $182,863        $  533,934
Real Estate Construction                                  39,672            39,391             8,992            88,055
Real Estate - Mortgage                                    67,682           281,171           489,933           838,786
                                                     -----------------------------------------------------------------
      TOTAL                                             $320,885          $458,102          $681,788        $1,460,775
                                                     =================================================================



                                                                                     SENSITIVITY
                                                                          --------------------------------
                                                                              Fixed               Variable
                                                                               Rate                 Rate
                                                                          --------------------------------
    Due After One But Within Five Years                                      $418,094           $  330,135
    Due After Five Years                                                      441,140              759,472
                                                                          --------------------------------
      TOTAL                                                                  $859,234           $1,089,607
                                                                          ================================


                                                  HUBCO, Inc. and Subsidiaries

                                                   S.E.C. GUIDE 3 - ITEM III

                                                         LOAN PORTFOLIO

                                          Nonaccrual, Past Due and Restructured Loans

                                                                       December 31
                                    ------------------------------------------------------------------------------
                                       1997             1996             1995              1994              1993
                                       ----             ----             ----              ----              ----
                                                                     (In Thousands)
Loans accounted for on
  a nonaccrual basis                $ 50,938          $ 55,490         $ 43,177          $ 63,230          $ 93,531

Loans contractually past
  due 90 days or more as
  to interest or principal
  payments                            16,442            15,885            8,560             7,174            27,013

Loans whose terms have been
  renegotiated to provide a
  reduction or deferral of
  interest or principal
  because of a deterioration
  in the financial position of
  the borrower                        16,162            12,278            1,908            37,742            42,187


At the end of the reporting period, there were no loans not disclosed in the above table where known information about possible credit problems of borrowers causes management of the Company to have serious doubts as to the ability of such borrowers to comply with the present loan repayment terms and which may result in disclosure of such loans in the above table in the future.

At December 31, 1997 and 1996, there were no concentrations of loans exceeding 10% of total loans which are not otherwise disclosed as a category of loans pursuant to Item III.A. of Guide 3.

Recognition of interest on the accrual method is discontinued based on contractual delinquency and when timely payment is not expected. A nonaccrual loan is not returned to an accrual status until interest is received on a current basis and other factors indicate collection ability is no longer doubtful.

                                                    HUBCO, Inc. and Subsidiaries

                                                      S.E.C. GUIDE 3 - ITEM IV

                                                   SUMMARY OF LOAN LOSS EXPERIENCE

                                            ALLOWANCE FOR POSSIBLE LOAN LOSSES ALLOCATION

                        December 31, 1997     December 31, 1996     December 31, 1995     December 31, 1994      December 31,1993
                        ------------------------------------------------------------------------------------------------------------

                                 % of Loans            % of Loans            % of Loans           % of Loans             % of Loans
                                 In Each               In Each               In Each              In Each                In Each
                                 Category To           Category To           Category To          Category To            Category to
                        Amount   Total Loans  Amount   Total Loans  Amount   Total Loans  Amount  Total Loans    Amount  Total Loans
                        ------------------------------------------------------------------------------------------------------------

Balance at end of
  period applicable
  to domestic loans:

Commercial
Financial and
Agricultural            $17,469     15.1%    $17,292      15.0%     $19,303    16.3%     $32,993      16.4%     $42,533      18.7%

Real Estate --
Construction                482      2.7         211       2.4          338     2.0          588       1.6        1,286       1.6

Real Estate --
Mortgage                 26,749     76.0      26,425      76.7       24,930    75.9       19,588      75.9       21,961      74.3

Installment               5,177      6.2       4,661       5.9        3,910     5.8        3,962       6.1        3,696       5.4
Unallocated              15,981               13,406                  7,582                5,227                  3,054
                       -------------------------------------------------------------------------------------------------------------

TOTAL                   $65,858    100.0%    $61,995     100.0%     $56,063   100.0%     $62,358     100.0%     $72,530     100.0%
                        ============================================================================================================


The allowance for possible loan losses has been allocated according to the amount deemed to be reasonably necessary to provide for the possibility of losses being incurred within the above categories of loans at the date indicated.


                                                        HUBCO, Inc. and Subsidiaries

                                                          S.E.C. GUIDE 3 - ITEM IV

                                                      SUMMARY OF LOAN LOSS EXPERIENCE

The following is a summary of the activity in the allowance for possible loan losses, broken down by loan category:

                                                                                     Year Ended December 31
                                                            --------------------------------------------------------------------
                                                                 1997           1996          1995           1994           1993
                                                                 ----           ----          ----           ----           ----
Amount of Loans Outstanding at End of Year                  $3,600,061     $3,608,943    $3,254,872     $3,074,157     $2,755,279
                                                            =====================================================================
Daily Average Amount of Loans                               $3,579,797     $3,374,580    $3,145,558     $2,849,476     $2,812,602
                                                            =====================================================================
Balance of Allowance for Possible
  Loan Losses at Beginning of Year                             $61,995        $56,063       $62,358        $72,530        $78,888
Loans Charged Off:
  Commercial, Financial and Agricultural                        (4,508)        (7,084)      (15,738)       (10,327)       (15,404)
  Real Estate - Construction                                        --             --           (75)          (474)        (2,759)
  Real Estate - Mortgage                                        (6,542)        (9,210)      (13,183)       (23,568)       (36,587)
  Installment                                                   (6,120)        (3,699)       (2,013)        (1,249)        (2,939)
  Lease Financing and Other                                       (384)          (485)          (73)          (118)          (434)
                                                           ----------------------------------------------------------------------
Total Loans Charged Off                                        (17,554)       (20,478)      (31,082)       (35,736)       (58,123)
                                                           ----------------------------------------------------------------------
Recoveries of Loans Previously Charged Off:
  Commercial, Financial and Agricultural                         2,896          1,749         1,486          2,376          1,070
  Real Estate-Construction                                          --             35            40             17             --
  Real Estate-Mortgage                                           1,407          1,493         2,201            951            738
  Installment                                                    1,498          1,316           877            911          1,098
  Lease Financing and Other                                         41             19            22             48            155
                                                           ----------------------------------------------------------------------
Total Recoveries                                                 5,842          4,612         4,626          4,303          3,061
                                                           ----------------------------------------------------------------------
Net Loans Charged Off                                          (11,712)       (15,866)      (26,456)       (31,433)       (55,062)
                                                           ----------------------------------------------------------------------
Provision Charged to Expense                                    12,775         17,140        20,072         15,109         55,086
Additions Acquired Through Acquisitions                          2,800          4,658            --          4,717            400
Other                                                               --             --            89          1,435         (6,782)
                                                           ----------------------------------------------------------------------
Balance at End of Year                                         $65,858        $61,995       $56,063        $62,358        $72,530
                                                           ======================================================================

Ratios
   Net Loans Charged Off to
    Average Loans Outstanding                                     0.33%          0.47%          0.84%         1.10%          1.96%
 Allowance for Possible Loan
    Losses to Average Loans
    Outstanding                                                   1.84%          1.84%          1.78%         2.19%          2.58%

Management formally reviews the loan portfolio and evaluates credit risk on at least a quarterly basis throughout the year. Such review takes into consideration the financial condition of the borrowers, fair market value of collateral, level of delinquencies, historical loss experience by loan category, industry trends, and the impact of local and national economics conditions.


                                                    HUBCO, Inc. and Subsidiaries

                                                       S.E.C. GUIDE 3 - ITEM V

                                                              DEPOSITS

The following table sets forth average deposits and average rates for each of the years indicated.

                                                                    Year Ended December 31,
                                    ---------------------------------------------------------------------------------
                                             1997                            1996                          1995
                                    ------------------------         -----------------------       ------------------
                                    Amount           Rate            Amount          Rate           Amount       Rate
                                    ------           ----            ------          ----           ------       ----
                                                                 (In Thousands)
Domestic Bank Offices:
  Non-interest-bearing
   demand deposits                 $  749,504                       $  669,882                     $  604,618
  Interest-bearing
   demand deposits                    904,941       2.82%            1,017,217      2.23%             755,380     2.92%
  Savings deposits                  1,217,070       2.26%            1,078,993      2.74%           1,271,151     2.52%
  Time deposits                     2,352,867       5.21%            2,308,057      5.25%           1,893,421     4.96%
                                  -----------                      -----------                    -----------
         TOTAL                     $5,224,382                       $5,074,149                     $4,524,570
                                   ==========                       ==========                     ==========


Maturities of certificates of deposit and other time deposits of $100,000 or more issued by domestic offices, outstanding at December 31, 1997 are summarized as follows:


                                                  Time Certificates            Other Time
                                                     of Deposit                 Deposits                Total
                                                  -----------------            ----------             --------
                                                                            (In Thousands)
3 months or less                                      $163,167                 $      --              $163,167
Over 3 through 6 months                                 62,791                        --                62,791
Over 6 through 12 month Over                            56,760                        --                56,760
12 months                                               61,932                        --                61,932
                                                      --------                 ---------              --------
TOTAL                                                 $344,650                 $      --              $344,650
                                                      ========                 =========              ========


                                                  HUBCO, Inc. and Subsidiaries

                                                    S.E.C. GUIDE 3 - ITEM VI

                                                  RETURN ON EQUITY AND ASSETS


                                                                         Year Ended December 31,
                                                               ------------------------------------------
                                                                1997             1996              1995
                                                               ------------------------------------------
Return on Average Assets                                        1.08%            0.60%             0.88%

Return on Average Equity                                       13.56             6.93              9.79

Common Dividend Payout Ratio                                   43.71            75.29             48.25

Average Stockholders' Equity to
 Average Assets Ratio                                           7.99             8.68              9.02

                          HUBCO, Inc. and Subsidiaries

                            S.E.C. GUIDE 3 - ITEM VII

                              SHORT-TERM BORROWINGS

The following table shows the distribution of the Company's short-term borrowings and the weighted average interest rates thereon at the end of each of the last three years. Also provided are the maximum amount of borrowings and the average amounts of borrowings as well as weighted average interest rates for the last three years. The term for each type of borrowing disclosed is one day.

                                                              Federal Funds
                                                              Purchased and
                                                              Securities Sold
                                                              Under Agreement               Other Short-
                                                              to Repurchase               Term Borrowings
                                                              -------------------------------------------
                                                                                           (In Thousands)
At Year end December 31:
     1997                                                          $366,902                  $259,503
     1996                                                           191,586                   277,378
     1995                                                            82,122                   250,407

Weighted average interest rate at year end:
     1997                                                              5.64%                     5.91%
     1996                                                              5.27                      5.98
     1995                                                              5.67                      5.96

Maximum amount outstanding at any month's end:
     1997                                                          $398,497                  $355,206
     1996                                                           231,406                   296,912
     1995                                                           345,097                   125,979

Average amount outstanding during the year:
     1997                                                          $197,707                  $292,049
     1996                                                           166,732                   250,077
     1995                                                           199,982                   180,605


                                                              Federal Funds
                                                              Purchased and
                                                              Securities Sold
                                                              Under Agreement         Other Short-
                                                              to Repurchase           Term Borrowings
                                                              ---------------------------------------
                                                                                      (In Thousands)
Weighted average interest
  rate during the year:
     1997                                                         5.28%                    6.08%
     1996                                                         5.08                     5.87
     1995                                                         5.69                     6.73



                              Consolidated Balance Sheets

December 31, (in thousands, except share data)                                          1997          1996
------------------------------------------------------------------------------------------------------------
ASSETS
Cash and due from banks                                                          $   240,229   $   182,791
Federal funds sold                                                                   277,930        95,236
                                                                                ----------------------------
                                                TOTAL CASH AND CASH EQUIVALENTS      518,159       278,027
Investment and mortgage-backed securities available for sale, at market value      1,499,306     1,585,985
Investment and mortgage-backed securities held to maturity, at cost
   (market value of $772,740 and $759,214 for 1997 and 1996, respectively)           764,831       761,244

Loans:
   Real estate mortgage                                                            2,519,529     2,535,449
   Commercial and financial                                                          640,930       628,484
   Consumer credit                                                                   348,555       383,251
   Credit card                                                                        91,047        61,759
                                                                                ----------------------------
                                                                    TOTAL LOANS    3,600,061     3,608,943
   Less: Allowance for possible loan losses                                          (65,858)      (61,995)
                                                                                ----------------------------
                                                                      NET LOANS    3,534,203     3,546,948
Premises and equipment, net                                                           82,511        81,992
Other real estate owned                                                               11,483        18,907
Intangibles, net of amortization                                                      55,573        64,478
Other assets                                                                         140,074       161,275
                                                                                ----------------------------
                                                                   TOTAL ASSETS  $ 6,606,140   $ 6,498,856
                                                                                ============================
LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits:
   Noninterest bearing                                                           $   831,579   $   793,310
   Interest bearing                                                                4,421,377     4,541,363
                                                                                ----------------------------
                                                                 TOTAL DEPOSITS    5,252,956     5,334,673
Short-term borrowings                                                                626,405       468,964
Other liabilities                                                                     69,678        61,855
                                                                                ----------------------------
                                                              TOTAL LIABILITIES    5,949,039     5,865,492
Subordinated debt                                                                    100,000       100,000
Company-obligated mandatorily redeemable preferred
  Series B capital securities of a subsidiary trust
  holding solely junior subordinated debentures of
  the Company                                                                         50,000            --
                                                                                ----------------------------
Commitments and contingencies

Stockholders' Equity:
   Convertible Preferred stock-Series B, no par value; authorized 10,300,000 shares; 1,250 shares issued and outstanding in 1997; 39,600 shares issued
     and outstanding in 1996                                                             125         3,960

   Common stock, no par value; authorized 53,045,000 shares; 42,607,964 shares issued and 41,602,118 shares outstanding in 1997 and 42,892,075 shares issued and 41,768,310 shares
     outstanding 1996                                                                 73,551        72,887
   Additional paid-in capital                                                        291,916       324,045
   Retained earnings                                                                 164,612       168,003
   Treasury stock, at cost, 1,005,844 shares in 1997 and 1,123,765 shares in
   1996                                                                              (19,133)      (21,195)
   Employee stock awards and unallocated shares held by ESOP, at cost                 (9,609)      (11,980)
   Unrealized gain (loss) on securities
     available for sale, net of income taxes                                           5,639        (2,356)
                                                                                ----------------------------
                                                     TOTAL STOCKHOLDERS' EQUITY      507,101       533,364
                                                                                ----------------------------
                                    TOTAL LIABILITIES AND STOCKHOLDERS'  EQUITY  $ 6,606,140   $ 6,498,856
                                                                                ============================

See Notes to Consolidated Financial Statements.


              Consolidated Statements of Income
Year ended December 31, (in thousands, except per share data)                  1997        1996       1995
------------------------------------------------------------------------------------------------------------
INTEREST AND FEE INCOME:
Loans                                                                     $ 306,800   $ 287,671  $ 276,014
Investment and mortgage-backed securities                                   159,620     150,856    126,467
Other                                                                         4,795       3,987      4,510
                                                                          ----------------------------------
                                            TOTAL INTEREST AND FEE INCOME   471,215     442,514    406,991
                                                                          ----------------------------------
INTEREST EXPENSE:
Deposits                                                                    175,645     173,521    148,012
Short-term borrowings                                                        28,202      23,140     23,530
Subordinated and other debt                                                  12,433       3,905      2,153
                                                                          ----------------------------------
                                                   TOTAL INTEREST EXPENSE   216,280     200,566    173,695
                                                                          ----------------------------------
                                                      NET INTEREST INCOME   254,935     241,948    233,296
PROVISION FOR POSSIBLE LOAN LOSSES                                           12,775      17,140     20,072
                                                                          ----------------------------------
                         NET INTEREST INCOME AFTER PROVISION FOR POSSIBLE

                                                              LOAN LOSSES  242,160     224,808    213,224
                                                                          ----------------------------------
NONINTEREST INCOME:
Trust department income                                                       3,445       3,151      3,579
Service charges on deposit accounts                                          22,841      21,923     19,202
Securities gains                                                              8,925       1,355      1,091
Loss on sale of commercial loans                                                 --       (894)    (7,546)
Shoppers fees                                                                 9,072       4,138      2,668
Other income                                                                  9,897      10,584      9,630
                                                                          ----------------------------------
                                                 TOTAL NONINTEREST INCOME    54,180      40,257     28,624
NONINTEREST EXPENSE:
Salaries                                                                     63,397      63,128     61,692
Pension and other employee benefits                                          23,881      21,350     23,004
Occupancy expense                                                            15,971      16,435     16,160
Equipment expense                                                            10,711       9,826     10,604
Deposit and other insurance                                                   2,881       6,189      9,799
Special SAIF assessment                                                          --      10,074         --
Outside services                                                             25,944      20,699     17,836
Other real estate owned expense                                               4,675       4,686      1,497
Amortization of intangibles                                                   8,991       7,225      2,667
Merger related and restructuring costs                                          270      22,082      4,794
Other                                                                        24,587      22,985     21,871
                                                                          ----------------------------------
                                                TOTAL NONINTEREST EXPENSE   181,308     204,679    169,924
                                                                          ----------------------------------
                                               INCOME BEFORE INCOME TAXES   115,032      60,386     71,924
PROVISION FOR INCOME TAXES                                                   45,205      23,490     23,597
                                                                          ==================================
                                                               NET INCOME $  69,827    $ 36,896   $ 48,327
                                                                          ==================================
EARNINGS PER SHARE:
Basic                                                                        $ 1.67      $ 0.85     $ 1.14
Diluted                                                                        1.60        0.82       1.10

WEIGHTED AVERAGE SHARES OUTSTANDING:
Basic                                                                        41,362      42,402     41,469
Diluted                                                                      43,635      44,990     44,066


See Notes to Consolidated Financial Statements.

HUBCO, INC. AND SUBSIDIARIES
============================

                              Consolidated Statements of Changes in
               Stockholders' Equity For the Years Ended December 31, 1997, 1996, and 1995

                                                                                                     EMPLOYEE
                                                                                                       STOCK
                                                                                                    AWARDS AND  UNREALIZED
                                                                                                    UNALLOCATED    GAIN
                                 CONVERTIBLE                                                           SHARES   (LOSS) ON
                               PREFERRED STOCK     COMMON STOCK     ADDITIONAL                          HELD    SECURITIES
(in thousands, except share   ---------------   -----------------    PAID-IN    RETAINED   TREASURY    IN ESOP   AVAILABLE
data)                         SHARES   AMOUNT   SHARES     AMOUNT    CAPITAL    EARNINGS    STOCK      AT COST    FOR SALE   TOTAL
                              ------------------------------------------------------------------------------------------------------
Balance at December 31, 1994  841,761 $23,542 32,384,213  $ 57,642  $ 217,912  $ 135,838  $ (19,236)  $ (2,940) $ (17,339) $395,419
                              ======================================================================================================
Net income - 1995                 --       --        --         --         --    48,327          --         --         --    48,327
Cash dividends - common           --       --        --         --         --   (12,464)         --         --         --   (12,464)
Cash dividends - preferred        --       --        --         --         --      (901)         --         --         --      (901)
Stock dividend of acquired
   company                        --       --   121,146        154      1,833    (1,987)         --         --         --       --
Issuance of common stock for -
   Stock options exercised        --       --   113,876        204        641         --        399         --         --     1,244
   Warrants exercised             --       --   663,353      1,179        319         --         --         --         --     1,498
   Common Stock Offering          --       -- 6,119,492     10,880    102,298         --         --         --         --   113,178
   Dividend reinvestment and
     stock purchase plan          --       --    13,053         21        158         --         --         --         --       179
Conversion and redemption of
   preferred stock            (799,911)(19,357)  69,757        124        538          -     16,214         --         --    (2,481)
Purchase of treasury stock:
   Preferred                      --       --        --         --         --         --        (71)        --         --       (71)
   Common                         --       --        --         --         --         --    (14,674)        --         --   (14,674)
Effect of compensation plans      --       --        --         --        261         63       (141)   (12,231)        --   (12,048)
Regulatory approved transfer
   of acquired subsidiary         --       --        --         --    (13,028)    13,028         --         --         --        --
Change in unrealized gain
   (loss) on securities
   available for sale             --       --        --         --         --         --         --         --     18,836    18,836
                              ------------------------------------------------------------------------------------------------------
Balance at December 31, 1995  41,850  $ 4,185 39,484,890  $ 70,204  $ 310,932  $ 181,904 $ (17,509)  $(15,171)  $   1,497  $536,042
                              ======================================================================================================
Net income - 1996                 --       --         --        --         --     36,896        --         --         --     36,896
Cash dividends - common           --       --         --        --         --    (21,751)       --         --         --    (21,751)
Cash dividends - preferred        --       --        --         --         --       (825)       --         --         --       (825)
Stock dividend                    --       --     47,662        85      1,235    (28,348)   27,028         --         --        --
Issuance of common stock for-
   Stock options exercised        --       --    392,815       696        273         --       908         --         --      1,877
   Warrants exercised             --       --    143,836       255        207         --        74         --         --        536
   Dividend reinvestment and
     stock purchase plan          --       --      7,694        14        162         --        --         --         --        176
   Common stock offering          --       --  1,230,185     2,187     17,378         --        --         --         --     19,565
   Preferred stock conversion (2,250)    (225)    74,739       133         92         --        --         --         --         --
Cash in lieu of fractional
  shares                          --       --         --        --         --        (34)       --         --         --        (34)
Issuance and retirement of
   treasury stock                 --       --   (387,763)     (687)    (7,219)        --     7,906         --         --         --
Purchase of treasury stock        --       --         --        --         --         --   (39,600)        --         --    (39,600)
Effect of compensation plans      --       --         --        --      1,498        161        (2)     3,191         --      4,848
Change in unrealized gain
   (loss) on securities           --       --         --        --         --         --        --         --      (3,853)   (3,853)
   available for sale

Other transactions                --       --         --        --       (513)        --        --          --        --       (513)
                              ------------------------------------------------------------------------------------------------------
Balance at December 31, 1996  39,600  $ 3,960 40,994,058  $ 72,887  $ 324,045  $ 168,003 $ (21,195)  ($ 11,980)  $ (2,356) $533,364
                              ======================================================================================================

See Notes to Consolidated Financial Statements.

HUBCO, INC. AND SUBSIDIARIES
============================

                                                                                                       EMPLOYEE
                                                                                                         STOCK    UNREALIZED
                                                                                                       AWARDS AND    GAIN
                                  CONVERTIBLE                                                         UNALLOCATED (LOSS) ON
                                PREFERRED STOCK        COMMON STOCK     ADDITIONAL                     STOCK HELD SECURITIES
(in thousands, except share     ---------------     -----------------    PAID-IN   RETAINED   TREASURY  IN ESOP,  AVAILABLE
 data)                           SHARES  AMOUNT     SHARES     AMOUNT    CAPITAL   EARNINGS     STOCK   AT COST    FOR SALE  TOTAL
------------------------------------------------------------------------------------------------------------------------------------
Net income - 1997                   --      --          --        --          --    69,827         --        --         --   69,827
Cash dividends - common             --      --          --        --          --   (27,508)        --        --         --  (27,508)
Cash dividends - preferred          --      --          --        --          --      (650)        --        --         --     (650)
Stock dividend                      --      --     321,046       571       9,858   (45,066)    34,723        --         --       86
Issuance of common stock
 for -
   Stock options exercised          --      --      48,407        87     (6,299)        --     10,074        --         --    3,862
   Warrants exercised               --      --          --        --        (48)        --         65        --         --       17
   Dividend reinvestment and
    stock purchase plan             --      --       3,444         6         77         --         --        --         --       83
   Preferred stock conversion  (38,350) (3,835)         --        --    (36,513)        --     40,348        --         --       --
Cash in lieu of fractional
shares                              --      --          --        --        (97)        --         --        --         --      (97)

Purchase of treasury stock          --      --          --        --         --         --    (83,448)       --         --  (83,448)
Effect of compensation plans        --      --          --        --        893          6        300     2,371         --    3,570
Change in unrealized gain
   (loss) on securities
   available for sale               --      --          --        --         --         --         --        --      7,995    7,995
                               -----------------------------------------------------------------------------------------------------
Balance at December 31, 1997     1,250  $  125  41,366,955  $ 73,551  $ 291,916  $ 164,612   $(19,133) $ (9,609)   $ 5,639 $507,101
                               =====================================================================================================

See Notes to Consolidated Financial Statements.

HUBCO, INC. AND SUBSIDIARIES

==================================================================================
                                         Consolidated Statements of Cash Flows

For the Years Ended December 31, 1997, 1996, and 1995 (in thousands)          1997             1996             1995
-------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                                    $   69,827       $   36,896      $   48,327
Adjustments to reconcile net income to net cash
   provided by (used in) operating activities:
     Provision for possible loan losses                                           12,775           17,140          20,072
     Provision for depreciation and amortization                                  18,086           17,985          11,794
     Amortization of securities premiums, net                                      1,806            3,102           1,054
     Securities gains                                                             (8,925)          (1,355)         (1,091)
     Loss (Gain) on sale of assets                                                   111             (182)           (891)
     Premises and equipment restructuring charge                                      --               --           1,107
     Gain on Sale of Loans                                                        (1,289)            (304)           (639)
     Loss on sale of commercial loans                                                 --              894           7,546
     Gain on sale of interest in subsidiary                                           --               --            (817)
     Market adjustment on ESOP                                                       894              388             197
     MRP earned                                                                    1,210            1,194             872
     Deferred income tax provision                                                11,105            1,929           7,434
     Net change in loans originated for sale                                         456             (263)         (1,255)
     Decrease (increase) in other assets                                           7,609           20,680         (17,746)
     Increase (decrease) in other liabilities                                      7,742           (2,058)         19,017
                                                                         -------------------------------------------------
                    NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES          121,407           96,046          94,981
                                                                         -------------------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sales of investment and mortgage-backed securities
   Available for sale                                                            335,660          429,587         252,692
   Held to maturity                                                                   --               --           3,000
Proceeds from repayments and maturities of investment and mortgage-backed securities:
   Available for sale                                                            378,752          253,228         144,444
   Held to maturity                                                              229,311          593,030         929,033
Purchases of investment and mortgage-backed securities:
   Available for sale                                                           (615,357)      (1,071,970)       (347,379)
   Held to maturity                                                             (226,567)        (674,675)       (995,620)
Net cash acquired through acquisitions                                                --          459,046          20,934
Net increase in loans other than purchases and sales                             (97,405)        (291,821)       (257,811)
Loans purchased                                                                  (29,704)              --          (8,257)
Loans sold                                                                       127,204           91,184          46,484
Proceeds from sales of premises and equipment                                        107            1,480              --
Purchases of premises and equipment                                              (10,226)         (12,835)         (9,399)
Decrease in other real estate owned                                                8,869           11,885          14,101
                                                                         -------------------------------------------------
                    NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES          100,644         (211,861)       (207,778)
                                                                         -------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Net decrease in demand deposits, NOW accounts and savings accounts               (11,510)         (82,393)       (186,620)
Net (decrease) increase in certificates of deposit                               (70,208)            (147)        277,815
Net increase (decrease) in short-term borrowings                                 157,497          119,733         (30,371)
Repayment of ESOP loan                                                               696              837             825
Proceeds from the issuance of capital trust securities and
  subordinated debt                                                               49,250           73,738              --
Proceeds from the issuance of common stock                                         3,962           22,154         106,737
Redemption of convertible preferred stock                                             --               --          (2,481)
Cash dividends paid                                                              (28,158)         (22,576)        (13,365)
Purchase of treasury stock                                                       (83,448)         (39,600)        (14,745)
Unearned MRP shares acquired                                                          --               --          (6,085)
Proceeds from sale of interest in subsidiary                                          --               --           4,215
                                                                         -------------------------------------------------
                    NET CASH (USED IN) PROVIDED BY FINANCING ACTIVITIES           18,081           71,746         135,925
                                                                         -------------------------------------------------
                       INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS          240,132         (44,069)          23,128
                         CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR          278,027          322,096         298,968
                                                                         =================================================
CASH AND CASH EQUIVALENTS AT END OF YEAR                                     $   518,159      $   278,027     $   322,096
                                                                         =================================================
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Cash paid during the year for-
    Interest                                                                 $   217,973      $   199,604     $   168,881
   Income taxes                                                                   31,087           22,394          17,033
                                                                         ================================--===============
Liabilities assumed in purchase business combinations and branch
   acquisitions                                                              $        --      $   763,580     $    21,809
                                                                         =================================================

See Notes to Consolidated Financial Statements.

HUBCO, INC. AND SUBSIDIARIES
----------------------------

                   Notes To Consolidated Financial Statements

DECEMBER 31, 1997 (in thousands, except share data)

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

HUBCO, Inc. (the Company) provides a full range of banking services to individual and corporate customers through its three banking subsidiaries, Hudson United Bank (Hudson United), Lafayette American Bank (Lafayette) and Bank of the Hudson, with branch locations in New Jersey, Connecticut and New York. The Company is subject to the regulations of certain Federal and State banking agencies and undergoes periodic examinations by those agencies.

BASIS OF PRESENTATION AND CONSOLIDATION

The consolidated financial statements include the accounts of HUBCO, Inc. and its subsidiaries, all of which are wholly owned. The financial statements of institutions acquired which have been accounted for by the pooling of interests method are included herein for all periods presented.

In preparing the consolidated financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent liabilities, as of the date of the financial statements and revenues and expenses for the period. Actual results could differ significantly from those estimates.

All significant intercompany accounts and transactions are eliminated in consolidation.

SECURITIES

The Company classifies its securities as held to maturity, available for sale and held for trading purposes. Securities for which the Company has the ability and intent to hold until maturity are classified as held to maturity. These securities are carried at cost adjusted for amortization of premiums and accretion of discounts on a straight-line basis which is not materially different from the interest method. Management reviews its intent to hold securities to maturity as a result of changes in circumstances, including major business combinations. Sales or transfers of held to maturity securities may be necessary to maintain the Company's existing interest rate risk position or credit risk policy.

Securities which are held for indefinite periods of time which management intends to use as part of its asset/liability management strategy, or that may be sold in response to changes in interest rates, changes in prepayment risk, increases in capital requirements or other similar factors, are classified as available for sale and are carried at fair value. Differences between available for sale securities' amortized cost and fair value are charged/credited directly to stockholders' equity, net of income taxes. The cost of securities sold is determined on a specific identification basis.

The Company has no securities held for trading purposes at December 31, 1997 and 1996.

LOANS

Loans are recorded at their principal amounts outstanding. Interest income on loans not made on a discounted basis is credited to income based on principal amounts outstanding at applicable interest rates. Interest income on consumer credit loans is recorded primarily using the simple interest method.

Recognition of interest on the accrual method is discontinued when, based on contractual delinquency, timely payment is not expected. A nonaccrual loan is not returned to an accrual status until interest is received on a current basis and other factors indicate that collection of principal and interest is no longer doubtful.

The net amount of all loan origination fees, direct loan origination costs and loan commitment fees are deferred and recognized over the estimated life of the related loans as an adjustment of yield.

ALLOWANCE FOR POSSIBLE LOAN LOSSES

The allowance is maintained at a level believed adequate by management to absorb potential losses in the loan portfolio. Management's determination of the adequacy of the allowance is based on an evaluation of the portfolio, past loan loss experience, current economic conditions, volume, growth and composition of the loan portfolio and other relevant factors. The allowance is increased by provisions charged to expense and reduced by net charge-offs.

In accordance with SFAS 114, "Accounting by Creditors for Impairment of a Loan" and SFAS 118," Accounting by Creditors for Impairment of a Loan - Income Recognition and Disclosure," a loan is deemed impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. These accounting standards require that the measurement of impairment of a loan be based on either: the present value of expected future cash flows, net of estimated costs to sell, discounted at the loan's effective interest rate; a loan's observable market price; or the fair value of collateral, if the loan is collateral dependent. If the measure of the impaired loan is less than the recorded investment in the loan, the Company will be required to establish a valuation allowance, or adjust existing valuation allowances, with a corresponding charge or credit to the provision for possible loan losses. The valuation allowance, if any, is maintained as part of the allowance for possible loan losses. The Company's process of identifying impaired loans is conducted as part of its review for the adequacy of the allowance for possible loan losses.


While management uses available information to recognize potential losses on loans, future additions to the allowance may be necessary based on changes in economic conditions, particularly in its market areas. In addition, various regulatory agencies, as an integral part of their examination processes, periodically review the allowance for possible loan losses of subsidiary banks. Such agencies may require additions to the allowance based on their judgments of information available to them at the time of their examinations.

PREMISES AND EQUIPMENT

Land, buildings and furniture, fixtures and equipment are carried at cost. Depreciation on substantially all buildings and furniture, fixtures and equipment is provided using the straight-line method based on estimated useful lives ranging from 3-25 years. Maintenance and repairs are expensed as incurred and additions and improvements are capitalized.

OTHER REAL ESTATE OWNED

Other real estate owned (OREO) includes loan collateral that has been formally repossessed. These assets are transferred to OREO and recorded at the lower of carrying cost or fair value of the properties. Subsequent provisions that result from ongoing periodic evaluations of these OREO properties are charged to expense in the period in which they are identified. OREO is carried at the lower of cost or fair value, less estimated costs to sell. Carrying costs, such as maintenance and property taxes, are charged to expense as incurred.

INVESTMENT IN JOINT VENTURE

The Company owns 50% of the common stock of United Financial Services, a third-party data processing service provider. The investment is being accounted for by the equity method.

INTANGIBLES

Intangible assets resulting from acquisitions under the purchase method of accounting consist of goodwill and core deposit intangibles. Goodwill is being amortized on a straight-line basis over periods ranging from five to ten years. Core deposit intangibles are

HUBCO, INC. AND SUBSIDIARIES
----------------------------

being amortized, on a straight-line basis, over the estimated average remaining lives of such intangible assets (primarily five years).

FEDERAL INCOME TAXES

The Company uses the liability method of accounting for income taxes. Certain income and expense items are recorded differently for financial reporting purposes than for Federal income tax purposes and provisions for deferred taxes are made in recognition of these temporary differences. A deferred tax valuation allowance is established if it is more likely than not that all or a portion of the Company's deferred tax asset will not be realized. Changes in the deferred tax valuation allowance are reported through charges or credits to the income tax provision.

The Company and its subsidiaries file a consolidated Federal income tax return. Under tax sharing agreements, each subsidiary provides for and settles income taxes with the Company as if they would have filed on a separate return basis.

As discussed further in Note (2), the Company acquired all of the outstanding shares of Lafayette on July 1, 1996, all of the outstanding shares of Westport Bancorp, Inc. (Westport) on December 13, 1996, and all of the outstanding shares of Poughkeepsie Financial Corp. (PFC) on April 24, 1998 and all the outstanding shares of Dime (DFC) on August 21, 1998. Lafayette, Westport, PFC and DFC established valuation allowances due to uncertainties surrounding their ability to realize their deferred tax assets. Considering the combined operating results of HUBCO, it is unlikely that the Company would have established these valuation allowances with respect to its deferred tax assets had the companies previously been combined. Accordingly, the accompanying financial statements (including quarterly financial information in Note 21) have been restated to reflect what the changes to the valuation allowance would have been had the companies always been combined.

TREASURY STOCK

The Company determines the cost of treasury shares under the weighted-average cost method.

STOCK-BASED COMPENSATION

Effective January 1, 1996, the Company adopted SFAS No. 123, "Accounting for Stock-Based Compensation." This statement establishes financial accounting and reporting standards for stock-based employee compensation plans and allows companies to choose either: 1 ) a fair value method of valuing stock-based compensation plans which will affect reported net income; or 2) to continue following the existing accounting rules for stock option accounting but disclose what the impact would have been had the new standard been adopted. The Company elected the disclosure option of this standard. See Note 15.

TRANSFERS & SERVICING OF FINANCIAL ASSETS

Effective January 1, 1997, the Company adopted SFAS No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities." This statement provides accounting and reporting standards for transfers and servicing of financial assets and extinguishments of liabilities. Such standards are based on consistent application of a financial-components approach that focuses on control. Under that approach, after a transfer of financial assets, an entity recognizes the financial and servicing assets it controls and the liabilities it has incurred, derecognizes financial assets when control has been surrendered, and derecognizes liabilities when extinguished. This statement provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. The adoption of the standard did not have a material impact on the Company's financial position or results of operations.

PER SHARE AMOUNTS

In the fourth quarter of 1997, the Company adopted SFAS No. 128, "Earnings per Share." This statement establishes standards for computing and presenting earnings per share and requires dual presentation of basic and diluted earnings per share.

Basic earnings per common share is computed by dividing net income, less dividends on the convertible preferred stock, by the weighted average number of common shares outstanding during the year. Diluted earnings per share is computed by dividing net income by the weighted average number of common shares plus the number of shares issuable upon conversion of the preferred stock and the incremental number of shares issuable from the exercise of stock options and warrants calculated using the treasury stock method. All per share amounts have been retroactively adjusted for the three-for-two common stock split on January 14, 1995 and for all stock dividends. All prior annual and interim periods presented have been restated in the new format.

RECENT ACCOUNTING STANDARDS

In June, 1997, the Financial Accounting Standards Board (FASB), issued two Statements. SFAS No. 130, "Reporting Comprehensive Income", establishes standards for reporting and display of comprehensive income and its components (revenues, expenses, gains and losses) in a full set of general-purpose financial statements. The Statement is effective for fiscal years beginning after December 15, 1997; earlier application is permitted. The Company has elected not to adopt this Statement prior to its effective date. The second Statement, SFAS No. 131, "Disclosure about Segments of an Enterprise and Related Information", requires that a public business enterprise report financial and descriptive information about its reportable operating segments. This Statement becomes effective for fiscal years beginning after December 15, 1997; earlier adoption is permitted. The Company has elected not to adopt this Statement prior to its effective date.

CASH EQUIVALENTS

Cash equivalents include amounts due from banks and Federal funds sold.

RECLASSIFICATIONS

Certain reclassifications have been made to the 1996 and 1995 amounts in order to conform to 1997's presentation.

(2) BUSINESS COMBINATIONS

The following business combinations have been accounted for using the pooling of interests method-

On April 5, 1995, the Company acquired all of the outstanding shares of Jefferson National Bank (Jefferson), based in Passaic, New Jersey. Each share of Jefferson common stock outstanding was converted into 2.947 shares of the Company's common stock, for a total of 666,298 shares. At the time of the acquisition, Jefferson had approximately $90 million in assets.

On June 30, 1995, the Company acquired all of the outstanding shares of Urban National Bank (Urban), based in Franklin Lakes, New Jersey. Each share of Urban common stock outstanding was converted into 2.369 shares of the Company's common stock, for a total of 2,333,163 shares. At the time of the acquisition, Urban had approximately $230 million in assets.

On January 12, 1996, the Company acquired all of the outstanding shares of Growth Financial Corp (Growth), based in Basking Ridge, New Jersey. Each share of Growth common stock outstanding was converted into .754 shares of the Company's common stock, for a total of 1,348,995 shares. At the time of the acquisition, Growth had approximately $128 million in assets.

On July 1, 1996, the Company acquired all of the outstanding shares of Lafayette American Bank and Trust Company (Lafayette), based in Bridgeport, Connecticut. Each share of Lafayette common stock outstanding was converted into .643 shares of the Company's common

HUBCO, INC. AND SUBSIDIARIES
----------------------------

stock, for a total of 6,248,756 shares. At the time of the acquisition, Lafayette had approximately $741 million in assets.

On December 13, 1996, the Company acquired all the outstanding shares of Westport Bancorp, Inc., (Westport) based in Westport, Connecticut. Each share of Westport common stock outstanding was converted into .352 shares of the Company's common stock for a total of 1,979,730 shares. Westport's convertible preferred stock was converted into a new preferred issue with identical terms, including equivalent dividend yield. At the time of the acquisition, Westport had approximately $317 million in assets.

On January 8, 1998, the Company acquired all the outstanding shares of The Bank of Southington (BOS) based in Southington, Connecticut. Each share of BOS common stock outstanding was converted into .637 shares of the Company's common stock for a total of 778,027 shares. At the time of the acquisition, BOS had approximately $135 million in assets.

On April 24, 1998, the Company acquired all the oustanding shares of Poughkeepsie Financial Corp. (PFC) based in Poughkeepsie, New York. Each share of PFC's common stock outstanding was converted into .309 shares of the Company's common stock for a total of 3,957,160 shares. At the time of the acquisition, PFC had approximately $830 million in assets.

On May 29, 1998, the Company acquired all the oustanding shares of MSB Bancorp
(MSB) based in Goshen, New York. Each share of MSB's common stock outstanding was converted into 1.052 shares of the Company's common stock for a total of 2,933,818 shares. At the time of the acquisition MSB had approximately $745 million in assets.

On August 14, 1998, the Company acquired all the outstanding shares of IBS Financial (IBS) based in Cherry Hill, New Jersey. Each share of IBS common stock outstanding was converted into 0.550 shares of the Company's common stock for a total of 5,946,880 shares. At the time of the acquisition, IBS had approximately $743 million in assets.

On August 14, 1998, the Company acquired all the outstanding shares of Community Financial Holding Corporation (CFHC) based in Westmont, New Jersey. Each share of CFHC common stock was converted into 0.716 shares of the Company's common stock for a total of 766,144 shares. At the time of the acquisition, CFHC had approximately $150 million in assets.

On August 21, 1998, the Company acquired all the outstanding shares of Dime Financial Corporation (DFC) based in Wallingford, Connecticut. Each share of DFC common stock was converted into 1.0815 shares of the Company's common stock for a total of 5,221,614 shares. At the time of the acquisition, DFC had approximately $961 million in assets.

Under the pooling-of-interests method, the accompanying consolidated financial statements include the accounts of these acquired institutions for all periods presented.

Separate results of the combining pooled entities for the period prior to their acquisition are as follows-

                                 1997       1996       1995
                           ---------------------------------
Net interest income-
The Company, as
  previously reported(1)   $ 139,110  $ 130,252  $  81,102
       Growth                     --         --      5,969
       Lafayette(2)               --         --     31,442
       Westport(2)                --         --     14,698
       BOS                     6,733      5,984      5,662
       PFC(2)                 27,448     25,763     23,484
       MSB                    24,484     23,557     13,968
       CFHC                    6,316      5,763      4,906
       IBS                    22,623     24,733     26,668
       DFC(2)                 28,221     25,896     25,397
                           -------------------------------
                           $ 254,935  $ 241,948  $ 233,296
                           ===============================

Net income (loss)-
The Company, as
  previously reported(1)    $ 48,180   $ 20,395   $ 23,684
       Growth                     --         --        198
       Lafayette(2)               --         --      6,715
       Westport(2)                --         --      3,968
       BOS                       327      1,138      1,043
       PFC(2)                  2,429      1,436    (1,585)
       MSB                     2,281      1,711      2,361
       CFHC                      630      1,006        792
       IBS                     5,806      4,537      9,920
       DFC(2)                 10,174      6,673      1,231
                           -------------------------------
                            $ 69,827   $ 36,896   $ 48,327
                           ===============================

----------

1 Represents amounts previously reported by the Company as restated for the elimination of preferred stock dividends paid by MSB to the Company of $1.13 million in 1997 and $1.10 million in 1996.

2 Represents amounts previously reported by Lafayette, Westport, PFC and DFC as restated for certain changes in the timing of deferred tax asset valuation allowance changes (see Note 1 Federal Income Taxes).


Results of operations have been included for periods subsequent to the acquisition date for business combinations that have been accounted for using the purchase method.

On August 30, 1996, the Company acquired Hometown Bancorporation (Hometown), a $194 million bank holding company with 2 branch locations in Fairfield County, Connecticut, for an aggregate cash consideration of $31.6 million which was $14.6 million in excess of the fair value of the net assets acquired. Hometown's banking subsidiary, The Bank of Darien, was merged into Lafayette.

On November 29, 1996, Lafayette acquired UST Bank/Connecticut, a subsidiary of UST Corp, for a cash purchase price of $13.7 million which was $6.7 million in excess of the fair value of the net assets acquired. UST Bank/Connecticut was a $111 million commercial bank with 4 branch locations in Fairfield County, Connecticut.

On February 5, 1998, the Company acquired Security National Bank & Trust Company of New Jersey ("SNB"), and merged it into Hudson United Bank. Security was a $86 million asset bank and trust company with 4 branch locations, headquartered in Newark, New Jersey. In the merger, shareholders of SNB received $34.00 in cash for each share of SNB common stock.

Pro forma results of operations have not been disclosed herein because the Hometown, UST Bank/Connecticut and SNB business combinations were not deemed to be significant.

Merger related and restructuring charges include payouts on existing employment contracts, branch and operations center closings, professional services related to the business combinations and other expenses related to the integration of the acquired companies.

(3) CASH AND DUE FROM BANKS

The Company's subsidiary banks are required to maintain an average reserve balance as established by the Federal Reserve Board. The amount of those reserve balances for the reserve computation period, which included December 31, 1997 was approximately $17.5 million.

(4) INVESTMENT AND MORTGAGE-BACKED SECURITIES

The amortized cost and estimated market value of investment and mortgage-backed securities as of December 31, are summarized as follows (in thousands):


                                          1997
                       -------------------------------------------
                                    GROSS UNREALIZED   ESTIMATED
                        AMORTIZED  ------------------    MARKET
                          COST      GAINS    (LOSSES)    VALUE
------------------------------------------------------------------
AVAILABLE FOR SALE
U.S. Government        $  110,485  $   890  $   (340) $  111,035
U.S. Government
   agencies               274,555    1,745      (301)    275,999
Mortgage-backed
   securities           1,016,627    5,292    (3,028)  1,018,891
States and political
   subdivisions            10,619       59       (26)     10,652
Other debt securities      41,850      306        (8)     42,148
Equity securities          35,718    4,925       (62)     40,581
                       -------------------------------------------
                       $1,489,854  $13,217   $(3,765) $1,499,306
                       ===========================================

HUBCO, INC. AND SUBSIDIARIES
----------------------------

                                          1997
                       -------------------------------------------
                                    GROSS UNREALIZED   ESTIMATED
                        AMORTIZED  ------------------    MARKET
                          COST      GAINS    (LOSSES)    VALUE
------------------------------------------------------------------
HELD TO MATURITY
U. S. Government       $   45,585      611         --  $  46,196
U. S. Government
   agencies               266,066    1,799      (480)    267,385
State & Pol
   Subdivisions            10,981       89         --     11,070
Mortgage-backed
   securities             442,199    7,827    (1,937)    448,089
                       -------------------------------------------
                        $ 764,831  $10,326  $ (2,417)  $ 772,740
                       ===========================================


                                          1996

                       -------------------------------------------
                                    GROSS UNREALIZED   ESTIMATED
                        AMORTIZED  ------------------    MARKET
                          COST      GAINS    (LOSSES)    VALUE
------------------------------------------------------------------
AVAILABLE FOR SALE
U. S. Government        $ 180,711      682    (1,276)  $ 180,117
U. S. Government
   agencies               349,830    1,850    (2,413)    349,267
Mortgage-backed
   securities             987,574    4,046   (10,289)    981,331
States and political
   subdivisions            15,490       15       (49)     15,456
Other debt securities      26,778      190       (48)     26,920
Equity securities          29,160    4,116      (382)     32,894
                       -------------------------------------------
                       $1,589,543  $10,899  $(14,457)  $1,585,985
                       ===========================================
HELD TO MATURITY
U. S. Government        $  83,089      394       (21)  $  83,462
U. S. Government
   agencies               233,846      720    (3,050)    231,516
State & Pol
   Subdivisions             5,652       39         --      5,691
Mortgage-backed
   securities             438,657    6,863    (6,975)    438,545
                       -------------------------------------------
                        $ 761,244  $ 8,016  $(10,046)  $ 759,214
                       ===========================================

The amortized cost and estimated market value of debt securities at December 31, 1997, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                     ESTIMATED
                                        AMORTIZED      MARKET
(in thousands)                             COST        VALUE
-----------------------------------------------------------------
AVAILABLE FOR SALE
Due in one year or less                $    57,482  $    57,465
Due after one year through five years      276,144      277,607
Due after five years through ten years      68,036       68,611
Due after ten years                         35,847       36,151
                                       --------------------------
                                           437,509      439,834
Mortgage-backed securities               1,016,627    1,018,891
Equity securities                           35,718       40,581
                                       --------------------------
                                       $ 1,489,854  $ 1,499,306
                                       ==========================
HELD TO MATURITY
Due in one year or less                     79,266       79,629
Due after one year through five years       98,246       98,833
Due after five years through ten years     144,835      145,904
Due after ten years                            285          285
                                       --------------------------
                                           322,632      324,651
Mortgage-backed securities                 442,199      448,089
                                       --------------------------
                                       $   764,831  $   772,740
                                       ==========================

Sales of securities for the year ended December 31 are summarized as follows (in thousands):

                                  1997        1996        1995
------------------------------------------------------------------
Proceeds from sales            $ 335,660   $ 429,587   $ 255,692
                              ====================================
Gross gains from sales             9,371       2,742       3,062
                              ====================================
Gross losses from sales             (446)     (1,387)     (1,971)
                              ====================================

Securities with a book value of $433.8 million and $273.6 million at December 31, 1997 and 1996, respectively, are pledged to secure public funds, repurchase agreements and for other purposes as required by law.

(5) LOANS AND THE ALLOWANCE FOR POSSIBLE LOAN LOSSES

The Company's loan portfolio is diversified with no industry comprising greater than 10% of the total loans outstanding. Real estate loans are primarily made in the local lending area of the subsidiary banks.

The allowance for possible loan losses is based on estimates, and ultimate losses may vary from the current estimates. These estimates are reviewed periodically and, as adjustments become necessary, they are reflected in operations in the periods in which they become known.

A summary of the activity in the allowance for possible loan losses is as follows (in thousands):

                                  1997       1996      1995
---------------------------------------------------------------
Balance at January 1           $  61,995  $  56,063  $ 62,358
Additions (deductions):
  Provision charged to
    expense                       12,775     17,140    20,072
  Allowance acquired through
    mergers or acquisitions        2,800      4,658        --
  Recoveries on loans
    previously charged off         5,842      4,612     4,626
  Loans charged off              (17,554)   (20,478)  (31,082)
  Transfers from OREO
    valuation allowance to
    the allowance for loan
    losses                            --         --        89
                               --------------------------------
Balance at December 31         $  65,858  $  61,995  $ 56,063
                               ================================

(6) NONPERFORMING ASSETS

The following table presents information related to loans which are on nonaccrual, contractually past due ninety days or more as to interest or principal payments and loans which have been restructured to provide a reduction or deferral of interest or principal for reasons related to the debtors' financial difficulties.

(in thousands)

                                            DECEMBER 31,
                                   ----------------------------
                                            1997         1996
---------------------------------------------------------------
Nonaccrual loans                         $ 50,938     $ 55,490
Renegotiated loans                         16,162       12,278
                                   ----------------------------
   Total nonperforming loans             $ 67,100     $ 67,768
                                   ============================
90 days or more past due and
  still accruing                         $ 16,442     $ 15,885
                                   ============================
                                      YEAR ENDED DECEMBER 31,
                                   ----------------------------
                                      1997     1996      1995
                                   ----------------------------
Gross interest income which would
have been recorded under original
terms                              $ 4,940   $ 5,704  $ 6,298
                                   ============================
Gross interest income recorded
   during the year                 $ 1,416   $ 1,952  $ 3,140
                                   ============================

At December 31, 1997 and 1996 impaired loans, comprised principally of nonaccruing loans, totaled $66.2 million and $58.1 million, respectively. The allowance for possible loan losses related

HUBCO, INC. AND SUBSIDIARIES
----------------------------

to such impaired loans was $11.0 million and $7.1 million at December 31, 1997 and 1996, respectively. The average balance of impaired loans for 1997 and 1996 was $60.9 million and $49.3 million, respectively.

(7) LOANS TO RELATED PARTIES

In the ordinary course of business, subsidiary banks have extended credit to various directors, officers and their associates.

The aggregate loans outstanding to related parties are summarized below for the year ended December 31, 1997 (in thousands)-


Balance at January 1                  $ 16,233
New loans issued                         2,502
Repayment of loans                     (4,086)
Loans to former directors                (674)
                                 ==============
Balance at December 31                $ 13,975
                                 ==============


(8) PREMISES AND EQUIPMENT

The following is a summary of premises and equipment at December 31 (in thousands):

                                          1997        1996
-----------------------------------------------------------
Land                                $   16,004  $   14,754
Premises                                83,131      81,254
Furniture, fixtures and equipment       62,123      60,647
                                    -----------------------
                                       161,258     156,655
Less- Accumulated depreciation         (78,747)    (74,663)
                                    -----------------------
                                    $   82,511  $   81,992
                                    =======================

Depreciation and amortization expense for premises and equipment for 1997, 1996 and 1995 amounted to $9.2 million, $9.0 million and $9.1 million, respectively.

(9)INCOME TAXES

The components of the provision (benefit) for income taxes for the year ended December 31 are as follows (in thousands):


                                  1997       1996       1995
-------------------------------------------------------------
Federal-
  Current                     $ 28,060   $ 19,933   $ 12,938
  Deferred                       9,629       (88)      8,064
State                            7,516      3,645      2,595
                            ---------------------------------
   Total provision for
     income taxes             $ 45,205   $ 23,490   $ 23,597
                            =================================

A reconciliation of the provision for income taxes, as reported, with the Federal income tax at the statutory rate for the year ended December 31 is as follows (in thousands):

                                    1997       1996      1995
---------------------------------------------------------------
Tax at statutory rate           $ 40,261   $ 21,135  $ 25,173
Increase (decrease) in taxes
  resulting from-
  Tax-exempt income                (411)      (594)     (685)
  State income taxes, net of
    Federal income tax
    benefit                       4,969      2,379     1,687
  Reversal of reserves no
    longer deemed necessary           --         --   (2,076)
  Change in valuation
    allowance                         --    (1,250)   (4,822)
  Bad debt deduction                  --         --     1,768
  Other, net                         386      1,820     2,552
                               --------------------------------
  Provision for income taxes    $ 45,205   $ 23,490  $ 23,597
                               ================================


Significant components of deferred tax assets and liabilities are as follows (in thousands):

                                          DECEMBER 31,
                                    1997      1996      1995
---------------------------------------------------------------
Deferred Tax Assets
  (Liabilities):
  Allowance for possible loan
    losses                     $ 21,836   $24,399   $26,711
  Federal and state tax
    operating loss carry
    forwards                     10,650    18,826    25,556
  Director and officer
    compensation plans            1,743     1,882     2,298
  Purchased mortgage
    servicing rights              1,046     1,067     1,140
  Allowance for losses on
    other real estate               804     1,189       832
  Depreciation                     (215)     (339)     (520)
  Unrealized (gain) loss on
    available for sale
    securities                   (3,284)     1,027   (1,300)
  Acquisition expenses            3,081     3,278        95
  Other                           5,935    10,839     7,105
                               -------------------------------
  Valuation Allowance                --        --    (1,250)
                               -------------------------------
  Net Deferred Tax Asset       $ 41,596   $62,168   $60,667
                               ===============================

Management periodically evaluates the realizability of its deferred tax asset and will adjust the level of the valuation allowance if it is deemed more likely than not that all or a portion of the asset is realizable.

As of December 31, 1997, the Company had approximately $47.8 million in Federal and state carryforwards available for tax reporting purposes resulting from the Lafayette, PFC and DFC business combinations which are subject to certain limitations as to the amount which may be utilized in any given year.

The Company has not provided deferred inomce taxes for DFC's tax reserve for bad debts that arose in tax years beginning before December 31, 1987, because it is not expected that this difference will reverse in the foreseeable future. The cumulative net amount of income tax temporary difference related to the reserve for bad debts for which deferred taxes have not been provided was approximately $24.4 million at December 31, 1997. This potential liability for which no deferred income taxes have been provided was approximately $9.2 million as of December 31, 1997.

HUBCO, INC. AND SUBSIDIARIES
----------------------------

(10) BENEFIT PLANS AND POSTRETIREMENT BENEFITS

The Company and its acquired subsidiaries have certain pension plans which cover eligible employees. The plans provide for payments to qualified employees based on salary and years of service. The Company's funding policy for these plans is to make the maximum annual contributions allowed by the applicable regulations.

Net pension cost includes the following (in thousands):


                                    1997       1996       1995
---------------------------------------------------------------
Service cost - benefits
  earned during the year         $ 1,408    $ 1,226    $ 1,379
Interest cost on projected
  benefit obligation               1,785      1,957      2,199
Actual return on plan assets      (4,598)    (3,528)    (5,227)
Net amortization and deferral      2,009      1,232      3,009
                              ---------------------------------
Net periodic pension cost        $   604    $   887    $ 1,360
                              =================================


Assumptions used by the Company in the accounting for its plans in 1997, 1996 and 1995 were:


                               1997        1996        1995
---------------------------------------------------------------

Weighted average discount
  rate                      6.5%-7.7%   7.0%-8.0%   7.0%-7.5%
Rate of increase in
  compensation              3.5%-4.3%   4.0%-4.3%   4.0%-4.5%
Expected long-term rate
  of return on assets       8.0%-8.5%   8.0%-8.5%   8.0%-8.8%


The following table sets forth the funded status and amounts recognized in the consolidated balance sheets at December 31 for the Company's plans (in thousands):


                                              1997        1996
---------------------------------------------------------------

Actuarial present value of benefit
  obligations-
  Accumulated benefit obligation,
    including vested benefits of
    $25,446 and $24,815 for 1997 and
    1996 respectively                     $ 26,831    $ 25,296
                                        =======================
  Projected benefit obligation for
    service rendered to date                28,440      28,723
  Plan assets at fair value                 34,897      32,140
                                        -----------------------
  Projected benefit obligation less
    than plan assets                         6,457       3,417
  Unrecognized portion as of
    December 31, of net asset existing
    at date of adoption of FASB
    Statement No. 87                        (1,226)     (1,558)
  Prior service cost not yet
    recognized in net periodic                 392         573
    pension cost
  Unrecognized net asset at December
    31                                      (2,711)       (584)
                                         -----------------------
  Prepaid pension costs included in
    other assets                           $ 2,912     $ 1,848
                                         =======================


The Company has 401(k) savings plans covering substantially all of its employees. Under the plans, the Company matches varying percentages of the employee's contribution. The Company's contributions under these Plans were approximately $956, $817 and $733 in 1997, 1996 and 1995, respectively.

Deferred compensation arrangements have been established for certain members of management. In addition, Lafayette had a deferred compensation plan for certain directors at acquisition which did not carry forward for new Board members. These plans provide for certain annual payments upon retirement. In conjunction with certain of these arrangements, Lafayette is the beneficiary under life insurance policies that it has purchased on the respective participants and other nonparticipating employees. These plans do not hold any assets.

Except for the pension plans, the Company does not provide any significant post-retirement benefits.

(11) DEPOSITS

The aggregate amount of short-term jumbo certificates of deposit, each with a minimum denomination of $100,000, was approximately $344.7 million and $280.6 million at December 31, 1997 and 1996, respectively.

The scheduled maturities of certificates of deposit are as follows at December 31, 1997 (in thousands):

     1998                         $ 1,627,942
     1999                             349,250
     2000                             196,986
     2001                              30,976
     2002 and thereafter              120,394
                               ---------------
                                  $ 2,325,548
                               ===============

(12) SHORT-TERM BORROWINGS

The following is a summary of borrowings at December 31 (in thousands):

                                               1997        1996
---------------------------------------------------------------
Federal Home Loan Bank advances           $ 251,819   $ 271,592
Securities sold under agreements to
  repurchase                                366,902     174,086
Federal funds purchased                          --      17,500
Treasury, Tax and Loan note                   2,574         893
Other borrowings                              5,110       4,893
                                        ------------------------
   Total borrowings                       $ 626,405   $ 468,964
                                        ========================

Information concerning securities sold under agreements to repurchase is summarized as follows at December 31 (in thousands):

                                               1997        1996
----------------------------------------------------------------
Average daily balance during the year     $ 178,424   $ 137,569
Average interest rate during the year          5.39%       4,92%
Maximum month-end balance during the
   year                                     395,497     216,900

Mortgage-backed securities underlying the agreements at December 31 (in thousands):

                                               1997        1996
----------------------------------------------------------------
Carrying value                            $ 386,446   $ 174,888
Estimated fair value                      $ 387,894   $ 175,012


(13) SUBORDINATED DEBT

In September, 1996, the Company sold $75.0 aggregate principal amount of subordinated debentures. The debentures, which mature in 2006, bear interest at 8.20% per annum payable semiannually. In January, 1994, the Company sold $25.0 aggregate principal amount of subordinated debentures. The debentures, which mature in 2004, bear interest at 7.75% per annum payable semi-annually.

(14) CAPITAL TRUST SECURITIES

On January 31, 1997, the Company issued $50.0 in capital securities offered by HUBCO Capital Trust I pursuant to Rule 144A under the Securities Act of 1933. The 8.98% capital securities represent a preferred beneficial interest in the assets of HUBCO Capital Trust I, a statutory business trust. This wholly-owned trust exists for the sole purpose of issuing the Trust Securities and investing the proceeds in 8.98% Junior Subordinated Deferrable Interest Debentures issued by the Company which mature on February 1, 2027. The capital securities have preference over the common securities under certain circumstances with respect to cash distributions and amounts payable on liquidation and are guaranteed by the Company. The $50.0 million is included in Tier I capital for regulatory purposes, subject to

HUBCO, INC. AND SUBSIDIARIES
----------------------------

certain limitations, but is classified as long-term debt for financial reporting purposes.

(15) STOCKHOLDERS' EQUITY

On October 13, 1994, the Company announced that its Board of Directors had approved a 3-for-2 stock split effective January 14,1995 to record holders of HUBCO Common Stock on January 3, 1995. On November 15, 1996, the Company paid a 3% stock dividend to stockholders of record as of November 4, 1996. On December 1, 1997, the Company paid a 3% stock dividend to stockholders of record as of November 13, 1997. On September 1, 1998, the Company paid a 3% stock dividend to stockholders of record as of August 14, 1998. As a result, all share data has been retroactively restated.

In December, 1996, as part of the Westport acquisition, the Company converted all outstanding preferred shares of Westport into a new class of preferred stock. Holders of the preferred stock are entitled to dividends when and if declared by the Company's Board of Directors. Each share of the preferred stock is convertible at any time at the option of the holder thereof into 33.2175 shares of common stock, subject to certain adjustments. Each share is entitled to 33.2175 votes.

In July, 1996, as part of the Lafayette acquisition, the Company converted all outstanding Lafayette warrants into HUBCO warrants. Each HUBCO warrant is exercisable at $7.06 for one share of HUBCO common stock. The warrants are exercisable at the option of the holder, until February 1999, at which time the warrants expire. During 1997, 2,605 warrants were exercised, resulting in 33,285 outstanding warrants as of December 31, 1997.

In December 1994, the Board of Directors adopted the 1995 Stock Option Plan which provides for the issuance of up to 750,000 stock options or restricted stock grants to employees of the Company in addition to restricted stock awards previously granted. The option or grant price cannot be less than the fair market value of the common stock at the date of the grant and options are granted by the Company's restricted stock committee.

In connection with the PFC, MSB, DFC and IBS acquisitions, all of the outstanding PFC, MSB, DFC and IBS options were converted into options to purchase common stock of the Company. Transactions under these plans are summarized as follows:

                                         NUMBER OF   OPTION PRICE
                                            SHARES      PER SHARE
------------------------------------------------------------------
Outstanding, December 31, 1995           2,097,141  $ 3.90-$19.22
   Granted                                 504,319   13.34- 21.98
   Exercised                              (238,108)   3.90- 14.91
   Forfeited/Cancelled                     (25,830)  11.47- 14.63
   Westport options converted              325,714    5.67- 17.02
                                    ------------------------------
Outstanding, December 31, 1996           2,663,236    5.67- 21.98
                                    ------------------------------
   Granted                                 396,698   23.10- 32.82
   Exercised                              (486,986)   5.67- 17.02
   Forfeited/Cancelled                     (26,933)  14.29- 22.28
                                    ------------------------------
Outstanding, December 31, 1997           2,546,015    5.67- 32.82
                                    ------------------------------

As of December 31, 1997, 1,982,614 shares are exercisable. In connection with the Lafayette, Growth, BOS and CNB acquisitions, the Company issued HUBCO common shares to the holders of options to purchase Lafayette, Growth, BOS and CNB common stock, the value of which was based on the value of the options on the date of acquisition.

The Company applies APB Opinion 25 and related Interpretations in accounting for its plan. Accordingly, no compensation cost has been recognized. Had compensation cost been determined based on the fair value at the grant dates for awards under those plans consistent with the method of SFAS No. 123, the Company's net income and income per share would have been reduced to the proforma amounts indicated below (in thousands, except share data):

                                              1997        1996
----------------------------------------------------------------
Net income                 As reported     $ 69,827   $ 36,896
                           Pro forma         68,565     35,496

Basic earnings per share   As reported       $ 1.67     $ 0.85
                           Pro forma         $ 1.64     $ 0.82

Diluted earnings per share As reported       $ 1.60     $ 0.82
                           Pro forma         $ 1.57     $ 0.79

The fair value of each option grant is estimated on the date of grant using the Black-Scholes option-pricing model with the following assumptions used for 1997 and 1996: dividend yield of 1.80% to 3.36% for 1997 and 1.60% to 4.00% for 1996;
risk-free interest rates of 5.50% to 7.50% for 1997 and 5.50% to 7.50% for 1996;volatility factors of the expected market price of the Company's common stock of approximately 23% to 37% in 1997 and 28% to 37% in 1996 and an expected life of 5 to 10 years in both 1997 and 1996.

The Company has a restricted stock plan in which 510,000 shares of the Company's common stock may be granted to officers and key employees. During 1997 and 1996, 16,686 and 4,880 shares of common stock were awarded which vest between two to five years from the date of grant. The value of shares issued that have not been earned ($444) and ($279) has been recorded as a reduction of stockholders' equity for 1997 and 1996, respectively. Amortization of restricted stock awards charged to expense amounted to $135, $424 and $455 in 1997, 1996 and 1995, respectively.

The Company maintains two Employee Stock Ownership Plan (ESOP) which were originally established by MSB and IBS. Loan payments are funded principally from the Company's contributions to the ESOP on behalf of eligible employees, which are charged to expense as incurred. Shares purchased by the ESOP are held in a suspense account until allocation to individual participants and are reflected as a reduction of stockholders' equity.

The Company maintains two Bank Recognition and Retention Plan and Trusts (BRP), which were originally established by MSB and IBS, in which shares of the Company's common stock may be granted to plan participants. The expense recognized for the BRP and ESOP amounted to $4,719, $3,536, and $2,689 for the years ended December 31, 1997, 1996 and 1995, respectively.

On November 8, 1993, the Company's Board of Directors authorized management to repurchase up to 10 percent of its outstanding common stock each year. The program may be discontinued or suspended at any time, and there is no assurance that the Company will purchase the full amount authorized. The acquired shares are to be held in treasury to be used for stock option and other employee benefit plans, stock dividends, preferred stock conversion or in connection with the issuance of common stock in pending or future acquisitions. During 1997, the Company purchased shares at an aggregate cost of $83.4 million. A majority of these shares were reissued during 1997, primarily in connection with the conversion of preferred stock to common stock, the 3% stock dividend and the exercise of stock options.

(16) EARNINGS PER SHARE

In the fourth quarter of 1997, the Company adopted SFAS No. 128, "Earnings Per Share." This statement established standards for computing and presenting earnings per share and requires dual presentation of basic and diluted earnings per share. A reconciliation of net income to net income available to common stockholders and of weighted average common shares outstanding to weighted average common shares outstanding assuming dilution follows (in thousands, except share data):

HUBCO, INC. AND SUBSIDIARIES
----------------------------

                                            Year Ended
                                           December 31,
                                 ---------- ----------- ----------
                                   1997        1996       1995
                                 ---------- ----------- ----------
Basic Earnings Per Share
--------------------------------
Net income                        $ 69,827    $ 36,896   $ 48,327
Less: Preferred stock dividends        650         825        901
                                 ---------- ----------- ----------
Net income available to common
   stockholders                   $ 69,177    $ 36,071   $ 47,426
Weighted average common shares
   outstanding                      41,362      42,402     41,469

Basic Earnings Per Share            $ 1.67      $ 0.85     $ 1.14
                                 ========== =========== ==========

Diluted Earnings Per Share
--------------------------------
Net income                        $ 69,827    $ 36,896   $ 48,327
Weighted average common shares
   outstanding                      41,362      42,402     41,469
Effect of Dilutive Securities:
   Convertible Preferred Stock       1,008       1,354      1,468
   Warrants                             36          43        147
   Unearned MRP                        175         245        148
   Stock Options                     1,054         946        834
                                 ---------- ----------- ----------
                                    43,635      44,990     44,066

Diluted Earnings Per Share        $   1.60    $   0.82   $   1.10
                                 ========== =========== ==========

(17) RESTRICTIONS ON BANK DIVIDENDS, LOANS OR ADVANCES

Certain restrictions exist regarding the ability of Hudson United, Lafayette and Bank of the Hudson to transfer funds to the Company in the form of cash dividends, loans or advances. New Jersey state banking regulations allow for the payment of dividends in any amount provided that capital stock will be unimpaired and there remains an additional amount of paid-in capital of not less than 50 percent of the capital stock amount. Connecticut state banking regulations allow for the declaration and payment of cash dividends only from the current year's and the two prior year's retained net profits. Office of Thrift Supervision (OTS) regulations, which apply to Bank of the Hudson, allow for a institution that has capital in excess of all fully phased-in regulatory capital requirements before and after a proposed capital distribution and that is not otherwise restricted in making capital distributions, to make capital distributions during a calendar year equal to the greater of (i) 100% of its net earnings to date during the calendar year plus the amount that would reduce by one-half its "surplus capital ratio" at the beginning of the calendar year, or
(ii) 75% of its net earnings for the previous four quarters. As of December 31, 1997, $163.7 million was available for distribution to the Company from Hudson United, $48.2 million was available for distribution to the Company from Lafayette and approximately $21.4 million was available for distribution to the Company from Bank of the Hudson.

Under Federal Reserve regulations, each of the Banks is limited as to the amounts it may loan to its affiliates, including the Company. All such loans are required to be collateralized by specific obligations. During 1994, the Company obtained a loan from Hudson United Bank for $4 million in order to finance the purchase of its administrative facility. The loan has been collateralized by the property.

In conformity with the OTS regulations, a "liquidation account" was established for Bank of the Hudson and acquired banks at the time of their conversion to the stock form of ownership. In the unlikely event of a complete liquidation of Bank of the Hudson, holders of savings accounts with qualifying deposits, who continue to maintain their savings accounts, would be entitled to a distribution from the "liquidation account" in an amount equal to their then current adjusted savings account balance before any liquidation distribution could be made with respect to capital stock. The balance in the "liquidation account" was $12.3 million at December 31, 1997, for Bank of the Hudson. This amount may not be utilized for the payment of cash dividends to the Company.

(18) LEASES

Total rental expense for all leases amounted to approximately $6.0 million $6.8 million and, $6.0 million in 1997, 1996 and 1995, respectively.

At December 31, 1997, the minimum total rental commitments under all noncancellable leases on bank premises with initial or remaining terms of more than one year were as follows (in thousands):

     1998                 $5,232
     1999                  4,598
     2000                  4,240
     2001                  3,315
     2002 and Thereafter  16,580

It is expected that in the normal course of business, leases that expire will be renewed or replaced by leases of other properties.

(19) COMMITMENTS AND CONTINGENT LIABILITIES

The Company and its subsidiaries, from time to time, may be defendants in legal proceedings. In the opinion of management, based upon consultation with legal counsel, the ultimate resolution of these legal proceedings will not have a material effect on the consolidated financial statements. In the normal course of business, the Company and its subsidiaries have various commitments and contingent liabilities such as commitments to extend credit, letters of credit and liabilities for assets held in trust which are not reflected in the accompanying financial statements. Loan commitments, commitments to extend lines of credit and standby letters of credit are made to customers in the ordinary course of business. Both arrangements have credit risk essentially the same as that involved in extending loans to customers and are subject to the Company's normal credit policies. The Company's maximum exposure to credit loss for loan commitments, primarily unused lines of credit and standby letters of credit outstanding at December 31, 1997 was $869.5 million and $28.4 million, respectively. Commitments under commercial letters of credit used to facilitate customers trade transactions were $1.8 million at December 31, 1997.

HUBCO, INC. AND SUBSIDIARIES
----------------------------

(20) HUBCO, INC. (PARENT COMPANY ONLY) FINANCIAL INFORMATION


(in thousands)                                                                                                 DECEMBER 31
BALANCE SHEETS                                                                                             1997           1996
                                                                                                       -----------------------------
ASSETS:
Cash                                                                                                       $  13,423      $  12,342
Federal Funds                                                                                                     --            400
Investment in subsidiaries                                                                                   626,808        614,513
Accounts receivable                                                                                            8,736            334
Premises and equipment, net                                                                                    5,955          5,541
Other assets                                                                                                  19,947         10,113
                                                                                                       -----------------------------
                                                                                          TOTAL ASSETS     $ 674,869      $ 643,243
                                                                                                       =============================
LIABILITIES AND STOCKHOLDERS' EQUITY:
Accounts payable                                                                                               5,293            412
Notes payable-subsidiary                                                                                       2,822          3,194
ESOP obligation                                                                                                  182            432
Dividends payable                                                                                                710            708
Accrued taxes and other liabilities                                                                            8,761          5,133
                                                                                                       -----------------------------
                                                                                     TOTAL LIABILITIES        17,768          9,879
                                                                                                       -----------------------------
Subordinated Debt                                                                                            100,000        100,000
Company-obligated mandatorily redeemable preferred series B capital securities of
   a subsidiary trustholding solely junior subordinated debentures of the Company                             50,000              -
Stockholders' equity                                                                                         507,101        533,364
                                                                                                       -----------------------------
                                                            TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY     $ 674,869      $ 643,243
                                                                                                       =============================


(in thousands)                                                                                    YEAR ENDED DECEMBER 31
STATEMENTS OF INCOME                                                                        1997           1996           1995
------------------------------------------------------------------------------------------------------------------------------------
INCOME:
   Cash dividends from bank subsidiaries                                                     $ 44,797       $ 50,094       $ 18,028
   Interest                                                                                     5,881          1,948          5,131
   Securities gains                                                                             8,601          1,063            813
   Rental income                                                                                1,165          1,093          1,714
   Other                                                                                        9,956              2            777
                                                                                       ---------------------------------------------
                                                                                             $ 70,400       $ 54,200       $ 26,463
EXPENSES:
General and administrative                                                                     19,082          5,634          3,566
Interest                                                                                       13,483          4,147          2,429
                                                                                       ---------------------------------------------
                                                                                               32,565          9,781          5,995
                                                                                       ---------------------------------------------
Income before income taxes and equity in
  undistributed net income (loss) of subsidiaries                                              37,835         44,419         20,468
Income taxes                                                                                   (2,214)        (1,550)           759
                                                                                       ---------------------------------------------
                                                                                               40,049         45,969         19,709
Equity in undistributed net income (loss) of subsidiaries                                      29,778         (9,073)        28,618
                                                                                       ---------------------------------------------
                                                                            NET INCOME       $ 69,827       $ 36,896       $ 48,327
                                                                                       =============================================

HUBCO, INC. AND SUBSIDIARIES
----------------------------

HUBCO, INC. (PARENT COMPANY ONLY) FINANCIAL INFORMATION

(in thousands)                                                                                    YEAR ENDED DECEMBER 31
STATEMENTS OF CASH FLOWS                                                                    1997           1996           1995
                                                                                       ---------------------------------------------
Operating activities:
  Net income                                                                            $   69,827    $   36,896     $   48,327
  Adjustments to reconcile net income to net cash provided by (used in) operating activities-
    Amortization and depreciation                                                              475           331            186
    Amortization of restricted stock                                                           135           424            455
    Securities gains                                                                        (8,601)       (1,063)          (813)
    Gain on sale of interest in subsidiary                                                      --            --           (817)
    Increase in investment in subsidiaries                                                 (36,352)      (52,070)       (39,104)
    (Increase) decrease in accounts receivable                                              (1,764)        7,238         (6,451)
    Decrease (increase) in other assets                                                      3,495         1,254         (1,731)
    Decrease in notes payable                                                                 (372)         (372)          (372)
    Increase (decrease) in accounts payable                                                  4,435          (517)           121
    (Decrease) increase in accrued taxes and other liabilities                              (6,967)        2,910            982
                                                                                      ---------------------------------------------
                                   NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES      24,311        (4,969)           783
                                                                                      ---------------------------------------------
Investing activities:
  Proceeds from sale of securities                                                          78,174        11,742         18,909
  Proceeds from maturities of securities                                                    20,142        20,437          2,196
  Purchase of securities                                                                   (90,887)      (29,349)       (39,191)
  Net decrease in loans                                                                         --           426             68
  Capital expenditures                                                                        (414)         (302)       (58,835)
                                                                                      ---------------------------------------------
                                   NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES       7,015         2,954        (76,853)
                                                                                      ---------------------------------------------
Financing activities:
  Proceeds from sale of interest in subsidiary                                                  --            --          4,215
  Proceeds from issuance of common stock                                                     3,962        22,154        106,737
  Net proceeds from issuance of capital trust securities                                    49,250            --             --
  Net proceeds from issuance of subordinated debt                                               --        73,738             --
  Dividends paid                                                                           (28,158)      (22,576)       (13,365)
  Redemption of convertible preferred stock                                                     --            --         (2,481)
  Purchase of treasury stock                                                               (83,448)      (39,600)       (14,745)
  Infusion of capital into subsidiary                                                       24,018       (33,513)            --
  Other                                                                                      3,731         5,719         (2,932)
                                                                                      ---------------------------------------------
                                  NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES      (30,645)        5,922         77,429
                                                                                      ---------------------------------------------
                                                                     INCREASE IN CASH          681         3,907          1,359
                                                            CASH AT BEGINNING OF YEAR       12,742         8,835          7,476
                                                                                      ---------------------------------------------
                                                                  CASH AT END OF YEAR   $   13,423    $   12,742     $    8,835
                                                                                      =============================================

HUBCO, INC. AND SUBSIDIARIES
----------------------------

(21) SUMMARY OF QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The following quarterly financial information for the two years ended December 31, 1997 is unaudited. However, in the opinion of management, all adjustments, which include only normal recurring adjustments necessary to present fairly the results of operations for the periods, are reflected. Results of operations for the periods are not necessarily indicative of the results of the entire year or any other interim period.


                                                                                           THREE MONTHS ENDED

(Dollars in thousands)                                           March 31            June 30      September 30(a)     December 31(a)
                                                        ---------------------------------------------------------------------------
1997
Net interest income                                               $62,437            $64,910           $65,021            $62,567
Provision for possible loan losses                                  2,469              2,496             3,000              4,810
Income before income taxes                                         28,359             30,531            32,269             23,873
Net income                                                         17,291             18,272            19,409             14,855
Earnings per share-basic                                             0.41               0.44              0.46               0.36
Earnings per share-diluted                                           0.39               0.42              0.44               0.35

1996
Net interest income                                                59,499             60,429            60,040             61,980
Provision for possible loan losses                                  3,458              3,958             2,959              6,765
Income before income taxes                                         21,917             20,881             7,291             10,297
Net income                                                         13,057             12,398             4,373              7,068
Earnings per share-basic                                             0.30               0.29              0.10               0.16
Earnings per share-diluted                                           0.29               0.28              0.10               0.15


(a) Net income and related per share amounts for these periods in 1996 were significantly impacted by merger related and restructuring costs resulting from the acquisitions of Lafayette and Westport (see Note 2) that were completed in the third quarter and fourth quarter, respectively.

(22) ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS

Financial instruments include cash, loan agreements, accounts receivable and payable, debt securities, deposit liabilities, loan commitments, standby letters of credit and financial guarantees, among others. The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than a forced or liquidation sale.

Estimated fair values have been determined by the Company using the best available data and estimation methodology suitable for each category of financial instruments. For those loans and deposits with floating rates, it is presumed that estimated fair values generally approximate their recorded book balances. The estimation methodologies used, the estimated fair values and recorded book balances of the Company's financial instruments at December 31, 1997 and 1996 were as follows:

Cash and cash equivalents include cash and due from bank balances and Federal funds sold. For these instruments, the recorded book balance approximates their fair value.

For securities in the Company's portfolio, fair value was determined by reference to quoted market prices. In the few instances where quoted market prices were not available, prices for similar securities were used. Additional detail is contained in Note 4 to these consolidated financial statements.

                                                                                1997                                1996
                                                                   ESTIMATED FAIR   RECORDED BOOK          ESTIMATED      RECORDED
                                                                        VALUE           VALUE             FAIR VALUE     BOOK VALUE
------------------------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents                                            $   518,159     $   518,159         $   278,027   $   278,027
Investment and mortgage-backed securities available for sale           1,499,306       1,499,306           1,585,985     1,585,985
Investment and mortgage-backed securities held to maturity               772,740         764,831             759,214       761,244

The Company aggregated loans into pools having similar characteristics when comparing their terms, contractual rates, type of collateral, risk profile and other pertinent loan characteristics. Since no active market exists for these pools, fair values were estimated using the present value of future cash flows expected to be received. Loan rates currently offered by the Bank were used in determining the appropriate discount rate.

HUBCO, INC. AND SUBSIDIARIES
----------------------------

                                                                              1997                                1996
                                                                 ESTIMATED FAIR   RECORDED BOOK          ESTIMATED      RECORDED
                                                                      VALUE           VALUE             FAIR VALUE     BOOK VALUE
------------------------------------------------------------------------------------------------------------------------------------
Loans, net of allowance                                              $ 3,569,353     $ 3,534,203         $ 3,601,439   $ 3,546,948


The fair value of demand deposits, savings deposits and certain money market accounts approximate their recorded book balances. The fair value of fixed maturity certificates of deposit was estimated using the present value of discounted cash flows based on rates currently offered for deposits of similar remaining maturities.


                                                                              1997                                1996
                                                                 ESTIMATED FAIR   RECORDED BOOK          ESTIMATED      RECORDED
                                                                      VALUE           VALUE             FAIR VALUE     BOOK VALUE
------------------------------------------------------------------------------------------------------------------------------------
Deposits                                                             $ 5,253,687     $ 5,252,956         $ 5,331,408   $ 5,334,673


The fair value for accrued interest receivable, the cash surrender value of life insurance policies and for the other borrowed funds approximates their respective recorded book balance.


                                                                              1997                                1996
                                                                 ESTIMATED FAIR   RECORDED BOOK          ESTIMATED      RECORDED
                                                                      VALUE           VALUE             FAIR VALUE     BOOK VALUE
------------------------------------------------------------------------------------------------------------------------------------
Accrued interest receivable                                           $   44,265      $   44,265          $   55,657    $   55,657
Cash surrender value of life insurance                                    10,968          10,968               9,959         9,959
Short-term borrowings                                                    626,672         626,405             469,382       468,964


The fair value of the subordinated debt was determined by reference to quoted market prices.


                                                                              1997                                1996
                                                                 ESTIMATED FAIR   RECORDED BOOK          ESTIMATED      RECORDED
                                                                      VALUE           VALUE             FAIR VALUE     BOOK VALUE
------------------------------------------------------------------------------------------------------------------------------------
Subordinated Debt                                                      $ 106,733       $ 100,000           $ 103,475     $ 100,000
Capital Trust Securities                                                  54,934          50,000                  --            --


The Company's remaining assets and liabilities, which are not considered financial instruments, have not been valued differently than has been customary with historical cost accounting. There is no material difference between the notional amount and estimated fair value of off-balance sheet items which are primarily comprised of unfunded loan commitments which are generally priced at market at the time of funding.

For certain homogeneous categories of loans, such as some residential mortgages, fair value is estimated using the quoted market prices for securities backed by similar loans, adjusted for differences in loan characteristics. The fair value of other types of loans is estimated by discounting the future cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

(23) REGULATORY MATTERS

The Company and its subsidiary banks are subject to various regulatory capital requirements administered by federal banking agencies. Failure to meet minimum capital requirements can initiate certain mandatory and possibly additional discretionary actions by regulators that, if undertaken, could have a direct material effect on the Company's financial statements. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, the Company and its subsidiary banks must meet specific capital guidelines that involve quantitative measures of assets, liabilities, and certain off-balance-sheet items as calculated under regulatory accounting practices. Capital amounts and classification are also subject to qualitative judgements by the regulators about components, risk weightings, and other factors. Quantitative measures established by regulation to ensure capital adequacy require each of the Banks to maintain minimum amounts and ratios of total and Tier I capital (as defined in the regulations) to risk-weighted assets (as defined), of Tier I capital (as defined) to average assets (as defined) for Hudson United and Lafayette, and tangible and core capital (as defined) to adjusted total assets (as defined) for Bank of the Hudson. Management believes, as of December 31, 1997, that the Company and its subsidiary banks meet all capital adequacy requirements to which they are subject.

HUBCO, INC. AND SUBSIDIARIES
----------------------------

Acual capital amounts and ratios at December 31, 1997 are presented in the following table (in thousands):

                                                                                                  To Be Well Capitalized Under
                                                                            For Capital             Prompt Corrective Action
                                                    Actual               Adequacy Purposes                 Provisions
                                           -------------------------------------------------------------------------------------
                                             Amount        Ratio        Amount         Ratio         Amount          Ratio
                                           -------------------------------------------------------------------------------------
AS OF DECEMBER 31, 1997:
Total Capital to Risk Weighted Assets:
HUBCO                                        $ 640,300        18.1%      $ 283,838       > 8.0%       $ 354,797         > 10.0%
Hudson United Bank                             282,120        19.6%        115,038       > 8.0%         143,797         > 10.0%
Lafayette American Bank                        198,938        15.8%        100,951       > 8.0%         126,188         > 10.0%
Bank of the Hudson                             116,726        12.6%         74,038       > 8.0%          92,547         > 10.0%

Tier I Capital to Risk Weighted Assets:
HUBCO                                          495,685        14.0%        141,919       > 4.0%         212,878          > 6.0%
Hudson United Bank                             264,116        18.4%         57,519       > 4.0%          86,278          > 6.0%
Lafayette American Bank                        182,948        14.5%         50,475       > 4.0%          75,713          > 6.0%
Bank of the Hudson                             105,149        11.4%         37,019       > 4.0%          55,528          > 6.0%

Tier I Capital to Average Assets:
HUBCO                                          495,685         7.8%        254,488       > 4.0%         318,110          > 5.0%
Hudson United Bank                             264,116        10.5%        100,425       > 4.0%         125,532          > 5.0%
Lafayette American Bank                        182,948         8.2%         89,169       > 4.0%         111,461          > 5.0%
Bank of the Hudson                             105,149         6.5%         64,893       > 4.0%          81,117          > 5.0%

Tangible Capital to Adjusted Total
Assets:
Bank of the Hudson                             105,274         6.6%         23,991         1.5%              --              --

Tangible Capital to Adjusted Total
Assets
Bank of the Hudson                             105,274         6.6%         47,983         3.0%          79,971            5.0%


(24) SUBSEQUENT EVENTS

On June 19, 1998, the Company issued $50.0 million in capital securities offered by HUBCO Capital Trust II pursuant to Rule 144A under the Securities Act of 1933. The 7.65% capital securities represent a preferred beneficial interest in the assets of HUBCO Capital Trust II, a statutory business trust. This wholly-owned trust exists for the sole purpose of issuing the Trust Securities and investing the proceeds in 7.65% Junior Subordinated Deferrable Interest Debentures issued by the Company which mature on June 20, 2028. The capital securities have preference over the common securities under certain circumstances with respect to cash distributions and amounts payable on liquidation and are guaranteed by the Company. The $50.0 million is included in Tier I capital for regulatory purposes, subject to certain limitations, but is classified as long-term debt for financial reporting purposes.

On June 26, 1998, the Company acquired 21 branches of Fist Union National Bank located in New Jersey and Connecticut. The 13 New Jersey branches representing $143.3 million in deposits were merged in Hudson United and the 8 Connecticut branches representing $99.6 million in deposits were merged in Lafayette. The purchase was accounted for under the purchase method of accounting.

On July 24, 1998, the Company acquired two additional branches of First Union National Bank located in Hyde Park and Woodstock, New York. The branches representing $25.2 million in deposits were merged into Bank of the Hudson.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Stockholders and Board of Directors of HUBCO, Inc.:

We have audited the accompanying consolidated balance sheets of Hubco, Inc. (a New Jersey corporation) and subsidiaries as of December 31, 1997 and 1996, and the related consolidated statements of income, changes in stockholders' equity, and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hubco, Inc. and subsidiaries as of December 31, 1997 and 1996, and the results of their operations and their cash flows for the each of the three years in the period ended December 31, 1997 in conformity with generally accepted accounting principles.




Roseland, New Jersey
September 28, 1998